                       LOGO      THE
                                 OBERWEIS
                                 FUNDS

                                   PROSPECTUS

             ----------------------------------------------------
                                  May 1, 1998

The Oberweis Funds

The Oberweis Funds (the "Fund") is a managed, diversified, open-end mutual fund currently consisting of three portfolios--the Oberweis Emerging Growth Portfolio (the "Emerging Growth Portfolio"), the Oberweis Micro-Cap Portfolio (the "Micro-Cap Portfolio") and the Oberweis Mid-Cap Portfolio (the "Mid-Cap Portfolio").

The Micro-Cap Portfolio commenced the public offering of shares on January 1, 1996 at $10 per share. The Fund anticipates ceasing sales of the Micro-Cap Portfolio to both new shareholders and existing shareholders when the Portfo-lio reaches $60 million in net assets but reserves the right to change this limit in the future.

The Mid-Cap Portfolio commenced the public offering of shares on September 15, 1996 at $10 per share.

The investment objective of each Portfolio is to maximize capital apprecia-tion. Each Portfolio intends to achieve its objective through an investment program emphasizing common stocks of companies that the investment adviser, Oberweis Asset Management, Inc. ("OAM"), believes have the potential for above-average long-term growth in market value. Each Portfolio's investment program may involve a greater degree of risk than is customarily associated with more conservative investment programs. The Fund may sell and purchase op-tions which involve certain risks. (See "Options" on page 13.) This Prospectus, which should be read and retained for future reference, sets forth concisely the information an investor should know before investing in the Fund.

A Statement of Additional Information for the Fund dated May 1, 1998 as may be amended from time to time has been filed with the Securities and Exchange Com-mission and may be obtained without charge by calling or writing the Fund at the telephone number or address noted on the table of contents page. The Statement of Additional Information is incorporated by reference into this Prospectus.

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVEST-MENT IN A PORTFOLIO'S SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                  The date of this Prospectus is May 1, 1998

Table of Contents
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Synopsis of Fees............................................................   3
Financial Highlights........................................................   4
Performance Comparison......................................................   7
Investment Objective, Policies and Risks....................................  10
Management of the Portfolios................................................  15
The Advisory and Management Agreements......................................  16
Distribution of Shares......................................................  17
Expenses of the Fund........................................................  18
Portfolio Transactions......................................................  19
How to Purchase Shares......................................................  20
How to Redeem Shares........................................................  21
Net Asset Value.............................................................  23
Shareholder Services........................................................  24
Dividends, Distributions and Tax Status.....................................  27
The Custodian and Transfer Agent............................................  28
General Information.........................................................  28


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951 Ice Cream Drive, Suite 200
North Aurora, Illinois 60542
(800) 323-6166

SYNOPSIS OF FEES

                                                             PORTFOLIO
                                                       ---------------------
                                                       EMERGING MICRO- MID-
SHAREHOLDER TRANSACTION EXPENSES(1)                     GROWTH   CAP    CAP
-----------------------------------                    -------- ------ -----
Sales Charge Imposed on Purchases (as a percentage of
  offering price)....................................    None    None   None
Sales Charge Imposed on Reinvested Dividends or
  Capital Gain Distributions.........................    None    None   None
Redemption Fees......................................    None    .25%   .25%
Exchange Fees........................................    None    None   None
ANNUAL FUND OPERATING EXPENSES
------------------------------
As a percentage of average net assets (net of expense
  reimbursement, if applicable)
Advisory and Management Fees.........................    .81%   1.00%   .80%
12b-1 Fees...........................................    .25%    .25%   .25%
Other Expenses.......................................    .38%    .56%   .95%(3)
Total Fund Operating Expenses(2).....................   1.44%   1.81%  2.00%(3)

------------
  (1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details.

  (2) The Manager will reimburse each Portfolio for total operating expenses in excess of 2% of average daily net assets for the first $25,000,000; plus 1.8% of the next $25,000,000; plus 1.6% of average daily net assets in excess of $50,000,000. See "Expenses of the Fund," for a discussion of the Fund's an-nual expense limitation and reductions of the Management fees.

  (3) Net of expense reimbursement. Other expenses would have been 1.41% and Total Fund Operating Expenses would have been 2.46% without expense reimburse-ment.

EXAMPLE                                            1 YR. 3 YRS. 5 YRS. 10 YRS.
-------                                            ----- ------ ------ -------
You would pay the following expenses on a $1,000
  investment, assuming a 5% annual return and
  redemption at the end of each time period:
Emerging Growth Portfolio.........................  $15   $46    $ 79   $172
Micro-Cap Portfolio...............................  $21   $60    $101   $216
Mid-Cap Portfolio.................................  $23   $65    $111   $236

The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund may bear directly or indirectly. Long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

There is a .25% withdrawal charge on the Micro-Cap and Mid-Cap Portfolios, which is deducted from the redemption proceeds and is used to reimburse the Portfolio for the costs it incurs in connection with the Shareholder's liqui-dation of shares. In addition, for each Portfolio, there is a $6 fee for each wire redemption, which is deducted from a Shareholder's redemption amount. The examples are based on the expenses in the table and a hypothetical annual rate of return of 5%. THE EXAMPLES SHOULD NOT BE CONSIDERED AN INDICATION OF ACTUAL OR EXPECTED PORTFOLIO PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete explanation of the fees and ex-penses borne by each Portfolio, please see the discussions under the Prospectus headings "The Advisory and Management Agreements," "Distribution of Shares," "Expenses of the Fund," and "Portfolio Transactions," as well as the Statement of Additional Information incorporated by reference into this Pro-spectus.

FINANCIAL HIGHLIGHTS
The following tables show important condensed financial information expressed in terms of one share outstanding throughout the periods. The net investment loss per share data was determined using average shares outstanding during the period. The information in the table has been audited by the Fund's indepen-dent auditors. The auditors' unqualified report, along with the complete financial statements, is included in the Fund's Annual Report, which is incor-porated by reference into the Statement of Additional Information.

EMERGING GROWTH PORTFOLIO

                                                       YEARS ENDED DECEMBER 31,
                          ------------------------------------------------------------------------------------------------
                            1997      1996      1995       1994      1993       1992       1991       1990       1989
                          --------  --------  --------    -------  --------    -------    -------    -------    -------
Net Asset Value at
 Beginning of Year....... $  32.86  $  29.09  $  21.41    $ 22.19  $  20.90    $ 18.39    $ 12.11    $ 12.06    $  9.65
Income (loss) from
 Investment Operations:
 Net investment loss (a).    (0.37)    (0.32)    (0.33)     (0.22)    (0.22)     (0.21)     (0.09)     (0.24)     (0.35)
 Net realized and
  unrealized gain (loss)
  on investments.........    (2.14)     6.73      9.43      (0.56)     2.25       2.72      10.64       0.29       2.76
                          --------  --------  --------    -------  --------    -------    -------    -------    -------
 Total from investment
  operations.............    (2.51)     6.41      9.10      (0.78)     2.03       2.51      10.55       0.05       2.41
 Less Distributions:
 Distribution from net
  realized gain on
  investments............    (4.64)    (2.64)    (1.42)       --      (0.74)       --       (4.27)       --         --
                          --------  --------  --------    -------  --------    -------    -------    -------    -------
 Net Asset Value at End
  of Year................ $  25.71  $  32.86  $  29.09    $ 21.41  $  22.19    $ 20.90    $ 18.39    $ 12.11    $ 12.06
                          ========  ========  ========    =======  ========    =======    =======    =======    =======
 Total Return (%)(c).....     (8.6)     22.5      42.6       (3.5)      9.7       13.7       87.1        0.4       25.0
 Ratio/Supplemental Data:
 Net assets at year end
  (in thousands)......... $139,983  $185,595  $134,663    $90,014  $104,324    $54,063    $19,730    $11,604    $12,940
 Ratio of expenses to
  average net assets (%).     1.44      1.48      1.73(b)    1.78      1.80(b)    1.99(b)    2.13(b)    2.15(b)    2.00(b)
 Ratio of net investment
  loss to average net
  assets (%).............    (1.18)    (0.97)    (1.24)     (1.06)    (1.04)     (1.14)     (1.27)     (1.24)     (1.19)
 Portfolio turnover rate
  (%)....................       75        64        79         66        70         63        114         62        112
 Average commission rate
  paid................... $  .0337  $  .0413       --         --        --         --         --         --         --
                           1988
                          --------
Net Asset Value at
 Beginning of Year....... $  9.13
Income (loss) from
 Investment Operations:
 Net investment loss (a).   (0.20)
 Net realized and
  unrealized gain (loss)
  on investments.........    0.72
                          --------
 Total from investment
  operations.............    0.52
 Less Distributions:
 Distribution from net
  realized gain on
  investments............     --
                          --------
 Net Asset Value at End
  of Year................ $  9.65
                          ========
 Total Return (%)(c).....     5.7
 Ratio/Supplemental Data:
 Net assets at year end
  (in thousands)......... $15,914
 Ratio of expenses to
  average net assets (%).    2.46
 Ratio of net investment
  loss to average net
  assets (%).............   (1.80)
 Portfolio turnover rate
  (%)....................      67
 Average commission rate
  paid...................     --

---------
(a) The net investment loss per share data was determined using average shares outstanding during the year.
(b) Net of expense reimbursement from related parties. Expense ratios would have been 1.77% for 1995, 1.82% for 1993, 2.41% for 1992, 3.01% for 1991,
    and 3.48% for both 1990 and 1989 before expense reimbursement.
(c) A sales load of 4% was charged until December 31, 1991 and is not reflected in the above total return figures.

                            MICRO-CAP PORTFOLIO        MID-CAP PORTFOLIO
                         ------------------------- ---------------------------
                                       JANUARY 1,                SEPTEMBER 15,
                          YEAR ENDED     1996*-     YEAR ENDED      1996*-
                         DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                             1997         1996         1997          1996
                         ------------ ------------ ------------  -------------
Net Asset Value at
  Beginning
  of Period.............   $ 12.28      $ 10.00       $10.29        $10.00
Income (loss) from
  Investment
  Operations:
 Net investment loss
   (a)..................     (0.21)       (0.15)       (0.19)        (0.05)
 Net realized and
   unrealized gain
   on investments.......      1.52         2.43         0.76          0.34
                           -------      -------       ------        ------
 Total from investment
   operations...........      1.31         2.28         0.57          0.29
 Less Distributions:
 Distribution from net
   realized gain on
   investments..........       --           --         (0.35)          --
                           -------      -------       ------        ------
 Net Asset Value at End
   of Period............   $ 13.59      $ 12.28       $10.51        $10.29
                           =======      =======       ======        ======
 Total Return (%).......      10.7         22.8          5.4           2.9 (c)
 Ratios/Supplemental
   Data:
 Net assets at end of
   period
   (in thousands).......   $36,837      $30,733       $6,347        $7,295
 Ratio of expenses to
   average net assets
   (%)..................      1.81         1.94         2.00 (b)      2.00 (b)(d)
 Ratio of net investment
   loss to average net
   assets (%)...........     (1.52)       (1.15)       (1.81)        (1.62)(d)
 Portfolio turnover rate
   (%)..................        89           70          106            21 (d)
 Average commission rate
   paid.................   $ .0343      $ .0371       $.0318        $.0371

-----------
(a) The net investment loss per share data was determined using average shares outstanding during the period.
(b) Net of expense reimbursement from related parties. The annualized expense ratios would have been 2.46% and 3.42% for 1997 and 1996, respectively, before expense reimbursement.
(c) Total return has not been annualized.
(d) Annualized.
   *Commencement of operations.

PERFORMANCE COMPARISON
The following table compares the Emerging Growth Portfolio's, the Micro-Cap Portfolio's and the Mid-Cap Portfolio's total return for the year ended December 31, 1997 with the total return of various indexes of unmanaged securities:

                                                                     YEAR ENDED
                                                                    DECEMBER 31,
                                                                        1997
                                                                    ------------
Oberweis Emerging Growth Portfolio.................................   (8.55)%
Oberweis Micro-Cap Portfolio.......................................    10.67%
Oberweis Mid-Cap Portfolio.........................................     5.40%
Dow-Jones Industrial Average.......................................    24.87%
S&P 500............................................................    33.34%
NASDAQ National Composite..........................................    22.39%
Lipper Small Company Growth Index..................................    15.05%
Russell 2000 Index.................................................    22.36%
Wilshire 5000 Index................................................    31.28%

Total return includes price level changes, dividends and capital gain distri-butions. As calculated in accordance with applicable regulations of the Securities and Exchange Commission, the Portfolios' average annual total re-turns for the following periods ended December 31, 1997 are:

                         AVERAGE ANNUAL TOTAL RETURNS
                         YEARS ENDED DECEMBER 31, 1997

                                                                        LIFE OF
                                                                         FUND
                                             1 YEAR   5 YEARS 10 YEARS (1//7/87)
                                             ------   ------- -------- ---------
Emerging Growth Portfolio................... (8.55)%  11.03%   16.89%   14.29%
S&P 500..................................... 33.34 %  20.25%   18.06%   16.27%
Russell 2000 Index.......................... 22.36 %  16.43%   15.77%   12.63%

                        PERIODS ENDED DECEMBER 31, 1997

                                                                        LIFE OF
                                                                         FUND
                                                                1 YEAR (1/1/96)
                                                                ------ ---------
Micro-Cap Portfolio............................................ 10.67%  16.58%
S&P 500........................................................ 33.34%  28.04%
Russell 2000 Index............................................. 22.36%  19.38%

                        PERIODS ENDED DECEMBER 31, 1997

                                                                        LIFE OF
                                                                         FUND
                                                                1 YEAR (9/15/96)
                                                                ------ ---------
Mid-Cap Portfolio..............................................  5.40%   6.50%
S&P Mid-Cap Index.............................................. 32.25%  31.35%

The Dow-Jones Industrial Average, an unmanaged index, is a widely recognized stock market indicator that consists of the price movements of 30 major indus-trial companies in the United States. The Standard & Poor's indices are unmanaged indices generally representative of the U.S. stock market. The NASDAQ National Composite, Lipper Small Company Growth Index, Russell 2000 In-dex and the Wilshire 5000 Index represent portfolios that are somewhat more representative of the securities held by the Emerging Growth and Micro-Cap Portfolios.

  In advertising, sales literature and other publications, the Portfolios' performance may be quoted in terms of total return or average annual total re-turn, which may be compared with various indices and investments, other performance measures or rankings, or other mutual funds, or indices or aver-ages of other mutual funds.

                           EMERGING GROWTH PORTFOLIO
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                   FROM JANUARY 7, 1987 TO DECEMBER 31, 1997

                                      LOGO

                              MICRO-CAP PORTFOLIO
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
         FROM JANUARY 1, 1996 (DATE OF INCEPTION) TO DECEMBER 31, 1997

                                      LOGO

                               MID-CAP PORTFOLIO
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
        FROM SEPTEMBER 15, 1996 (DATE OF INCEPTION) TO DECEMBER 31, 1997

                                      LOGO

All data assumes reinvestment of dividends and capital gains. Results represent past performance and do not indicate future results. The value of an investment in the Portfolios and the return on the investment both will fluctuate and re-demption proceeds may be higher or lower than an investor's original cost. When first organized in 1987, the Emerging Growth Portfolio applied a sales charge to each share purchase. The Emerging Growth Portfolio's sales charge was elimi-nated on December 31, 1991. The performance graph and the average annual return figures for the Emerging Growth Portfolio do not reflect the load. The Micro-Cap and Mid-Cap Portfolios deduct a withdrawal charge of .25% of the value of the shares redeemed. The average annual total return figures for these Portfo-lios do not reflect the deduction of the withdrawal charge.

Additional information concerning performance results of the Portfolios is con-tained in the Annual and Semi-Annual Reports which are available upon request without cost from the Fund.

INVESTMENT OBJECTIVE, POLICIES AND RISKS
INVESTMENT OBJECTIVE--The investment objective of each Portfolio is to maxi-mize capital appreciation. The realization of current income will not be a consideration in the selection of securities for investment, and the Portfo-lios are not designed for investors seeking income rather than capital appreciation. The investment objective of each Portfolio is a fundamental pol-icy and may not be changed without approval of the shareholders of that Portfolio, which is described in the Statement of Additional Information.

INVESTMENT PROGRAM AND PHILOSOPHY--Each of the Portfolios is managed to seek out companies that the Portfolio's investment adviser, OAM, believes have the potential for above-average long-term growth in market value.

The Mid-Cap Portfolio will generally invest in companies with market capital-ization between $500 million and $5 billion at the time of acquisition.

The Emerging Growth Portfolio may invest in companies of all size capitaliza-tions, however, because it is believed that the potential for such growth may tend to be found more often in relatively small capitalization companies, which fall in the lowest 30% capitalization of the companies listed on the New York Stock Exchange or companies of similar or smaller capitalization which are listed on the American Stock Exchange or are traded over the counter (typ-ically with capitalization of less than $1 billion), it is anticipated that approximately 80% of the Portfolio's assets will be invested in the securities of such smaller companies with the Portfolio's average market capitalization being $600 million. However, such percentage may vary greatly from time to time based on OAM's analysis of economic and market conditions.

The Micro-Cap Portfolio will generally invest in companies with a market capi-talization of not more than $250 million at the time of acquisition, with the Portfolio's average market capitalization being approximately $100 million. It is anticipated that at least 80% of the companies that the Portfolio will in-vest in will have a market capitalization of not more than $250 million at the time of purchase and at least 50% of the companies will have market capital-ization of $100 million or less at the time of purchase.

Each Portfolio in particular seeks to invest in those companies which OAM con-siders as having such above-average long-term growth potential based on its analysis of eight factors, which the portfolio manager calls the "Oberweis Oc-tagon." These factors are:

 1. rapid growth in revenue, preferably generated by internal growth as op-posed to acquisitions of other businesses, at least 30% in the latest quarter for companies being considered for investment by the Emerging

 Growth and Micro-Cap Portfolios and at least 20% in the latest quarter for companies being considered for investment by the Mid-Cap Portfolio;

 2. rapid growth in pre-tax income (at least 30% in the latest quarter for companies being considered for investment by the Emerging Growth and Micro-Cap Portfolios and at least 20% in the latest quarter for companies being considered for investment by the Mid-Cap Portfolio) and in earnings per share;

 3. reasonable price earnings ratio in relation to the company's underlying growth rate, generally a price earnings ratio not more than 1/2 of the company's growth rate for companies being considered for investment by the Emerging Growth and Micro-Cap Portfolios and generally a price earnings ra-tio of not more than the company's growth rate for companies being considered for investment by the Mid-Cap Portfolio;

 4. products or services that offer the opportunity for substantial future growth;

 5. favorable recent trends in revenue and earnings growth;

 6. reasonable price-to-sales ratio based on the company's underlying growth prospects and profit margins;

 7. a review of the company's balance sheet, with particular attention to footnotes, in order to identify unusual items which may indicate future problems; and

 8. high relative strength in the market, in that the company's stock has outperformed at least 75% of other stocks in the market over the preceding twelve months.

OAM considers these eight factors as guidelines by which it may evaluate the many companies it reviews, but such factors and the relative weight given to each will vary with economic and market conditions and the type of company be-ing evaluated. No one factor will justify, and any one factor may (but will not necessarily) preclude, an investment in a particular company. Although se-curities of a particular company may be eligible for purchase by more than one Portfolio, OAM may determine that at any particular time it is appropriate to purchase a security for one Portfolio but not another. In addition, transac-tions in a particular security may not be accomplished for all Portfolios at the same time or the same price.

Generally, at least seventy-five percent (75%) or more of each Portfolio's as-sets will be invested in common stocks, but each Portfolio may also invest in convertible securities, preferred stocks, securities of foreign issuers (most of which are traded on United States stock exchanges or listed on NASDAQ), and restricted securities. In addition, the Portfolios may establish and maintain reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. Each Portfolio's reserves may be held in cash or invested in high quality money market instruments, in-cluding U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper (rated prime 3 or better by Moody's Investors Service, Inc. or the equivalent), corporate debt securities (rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation) and re-purchase agreements. The Portfolios may also lend their portfolio securities, write (sell) options against investment positions and purchase put and call options. See "Certain Other Investment Practices and Risks Which You Should Consider," below.

To diversify the Portfolios and reduce investment risk, each Portfolio has adopted certain fundamental policies, which restrict each from the following:

 (1) purchasing the securities of any issuer if, as a result:

   (a) it would own more than 10% of the outstanding securities of any class of any issuer, or

   (b) such holdings would amount to more than 5% of the Portfolio's total assets;

 (2) the borrowing of money, except for temporary or emergency purposes or as necessary for the clearance of purchases and sales of securities, and then only in amounts not exceeding 5% of the Portfolio's total assets;

 (3) in any manner transferring as collateral any securities owned by the Portfolio, except as may be necessary in connection with permissible borrow-ings, which in no event will exceed 5% of its net assets valued at market;

 (4) purchasing additional securities when money borrowed exceeds 5% of the Portfolio's total assets; and

 (5) purchasing securities of any one issuer if, as a result, 25% or more of its total assets would be concentrated in any one industry.

Each Portfolio's investment program, discussed above, is subject to further restrictions, which are described elsewhere in this Prospectus and in the Statement of Additional Information.

ARE THE PORTFOLIOS' INVESTMENT OBJECTIVE AND POLICIES APPROPRIATE FOR YOU?-- The Portfolios are designed for investors who can accept the risks involved in seeking maximum capital appreciation. Although each Portfolio seeks to reduce risk by investing in a diversified portfolio, investors should realize that the very nature of investing in small, and often newer, companies involves greater risk than is customarily associated with more established companies. Smaller and newer companies often have limited product lines, markets, manage-ment personnel, research and/or financial resources. The securities of small companies, which may be thinly capi-talized, may have limited marketability and be subject to more abrupt or er-ratic market movements than securities of larger companies or the market averages in general. Because the Portfolios' investment policies will be ori-ented to capital appreciation, as opposed to dividend income, each Portfolio may be considered to be an investment of above average risk. Each Portfolio is not intended to constitute a balanced investment program. Dividends are ex-pected to be minimal and there can be no assurance that a Portfolio's objective will be met.

EACH PORTFOLIO IS INTENDED FOR LONG-TERM INVESTORS WHO CAN BEAR THE RISKS IN-VOLVED IN THE PORTFOLIO'S INVESTMENTS. ACCORDINGLY, EACH PORTFOLIO DISCOURAGES SHORT-TERM TRADING IN ITS SHARES.

CERTAIN OTHER INVESTMENT PRACTICES AND RISKS WHICH YOU SHOULD CONSIDER--Lend-ing of Portfolio Securities. For the purpose of realizing some income on its portfolio securities, each Portfolio may make security loans of its portfolio securities, of up to 30% of its total assets (including value of collateral received), to broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to 100% of the value of the security loaned. While the securities are being lent, the Portfolios will con-tinue to receive the equivalent of any dividends or interest paid by the issuer thereof, as well as interest on the collateral. Any gain or loss in the market value of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. As with any extension of se-cured credit, portfolio security loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the loaned securities or foreclosure against the collateral. Each Portfolio will consider on an ongoing basis the creditworthiness of the borrowers to which it makes portfolio security loans.

Restricted Securities. Each Portfolio may not invest more than 5% of its total assets in securities that are not readily marketable, including repurchase agreements with maturities of seven days or more, and securities of unseasoned issuers that have been in continuous operation for less than three years and may not invest more than 5% of its total assets in securities where resale is legally or contractually restricted (all of which are collectively referred to as "restricted securities"). Restricted securities may be resold by the Port-folio to other institutions. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may be treated as exempt from the Portfolio's limitation on illiquid securities. Because in-stitutional trading in restricted securities is relatively new, it is not possible to predict how these institutional markets will develop. If institu-tional trading in restricted securities were at limited levels, the liquidity of each Portfolio's investments could be adversely affected.

Options. Options are derivative securities. A "derivative" is any instrument that is derived from combining, or splitting apart, other products, securities, and indices. Each Portfolio may also write (sell) covered call op-tions on its portfolio securities, the aggregate market value of which underlying securities is limited to 50% of the Portfolio's net assets. A call option gives the buyer (holder) the right to purchase the underlying security at a specified price (the "exercise price") within a certain time period. Where the writer (seller) of the option, in this case the Portfolio, already owns the underlying security, the call option is considered to be "covered." The Portfolio will receive a premium, which is the market value of the option, when it writes (sells) a call option. The premium provides a partial hedge (protection) against declining prices and enables the Portfolio to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the under-lying security to be, over the long term, an attractive investment for the Portfolio. In determining whether to write (sell) a covered call option on one of the Portfolio's securities, OAM will consider the reasonableness of the an-ticipated premium in relation to the anticipated increase in market value of the underlying security over the option period. Although the writing (selling) of covered call options is believed by OAM to be a conservative investment technique that involves relatively little risk, risks involved in writing (selling) a covered call option include the possible inability to effect clos-ing transactions at favorable prices and the inability to participate in any appreciation of the underlying security above the exercise price plus premium. The Portfolio may also be exposed to a possible price decrease in the under-lying security that might otherwise have been sold while the Portfolio continues to hold such underlying security during the option period, although any such loss during such period would be reduced by the amount of the premium received. The Portfolios do not consider a security covered by a call to be "pledged" as that term is used in each Portfolio's investment policy limiting the pledging or mortgaging of its assets. In addition, each Portfolio may in-vest up to 5% of its assets in the purchase of put and call options, primarily to minimize principal fluctuation. The risks involved in purchasing put or call options include the possible loss of the entire premium. Each Portfolio may also purchase put and call options on stock indices ("stock index op-tions"), for the purpose of partially hedging against the risk of unfavorable price movements adversely affecting the Portfolio's securities or securities the Portfolio intends to buy, and may sell stock index options in related closing transactions.

Foreign Securities. Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dol-lar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based upon the ex-change rate at the time of disbursement or payment, and restrictions on capi-tal flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include po-litical or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of ex-change controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplo-matic developments that could affect investment in these countries.

Repurchase Agreements. Repurchase agreements involve the purchase of a secu-rity by a Portfolio and a simultaneous agreement (with a qualified bank or securities dealer) to repurchase the security from the Portfolio at a certain date at an agreed upon price, plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the security. This technique offers a method of earning income on idle cash. In these transac-tions, the securities purchased by the Portfolio have, at all times, a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. The transactions involve the risk that the Seller will fail to repurchase the securities, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

A more thorough description of certain of these investment practices and a discussion of their associated risks are contained in the Statement of Addi-tional Information.

MANAGEMENT OF THE PORTFOLIOS
The business and affairs of the Fund and each of the Portfolios are supervised by the Fund's Board of Trustees (the "Trustees"). The Statement of Additional Information contains general background information regarding each of the Trustees and officers of the Fund. All of the Fund's officers and one of its four Trustees are employees and/or officers of OAM and/or Oberweis Brokerage, Inc. ("Oberweis Brokerage"), the Fund's principal distributor and shareholder service agent. OAM is under common control with Oberweis Brokerage.

Each Portfolio's investment objective and policies were developed by James D. Oberweis ("Mr. Oberweis"), portfolio manager of both the Emerging Growth and the Micro-Cap Portfolio since their inception. Mr. Oberweis and James W. Oberweis are co-portfolio managers of the Mid-Cap Portfolio.

Mr. Oberweis is also a Trustee and President of the Fund, a Director and the President of OAM, and, together with his family, a controlling shareholder of OAM, and an Investment Executive and shareholder of Oberweis Brokerage. Mr. Oberweis and members of his family own the majority of the outstanding shares of Oberweis Brokerage. Mr. Oberweis has an MBA from the University of Chicago and has in excess of 25 years of experience in selecting securities for in-vestment for private clients. In addition to the Fund, Mr. Oberweis manages segregated accounts for institutional and individual investors. James W. Oberweis is a Vice President of the Fund and OAM and a Director and the Presi-dent of Oberweis Brokerage. James W. Oberweis was formerly a registered representative of The Chicago Corporation ("TCC"), the Fund's prior distribu-tor and shareholder service agent, from March, 1996 through December, 1996. James W. Oberweis joined OAM in 1995 as a Portfolio Manager. Prior to joining OAM, James W. Oberweis was a student at the University of Illinois, where he earned a Bachelor of Science degree in Engineering.

Since October 1, 1994, OAM has provided the Fund with investment advisory and management services and since January 2, 1997, Oberweis Brokerage has been the Fund's principal distributor and shareholder service agent.

OAM is an investment adviser based in North Aurora, Illinois. OAM was incorpo-rated in 1989 and has been registered with the Securities and Exchange Commission ("SEC") since January 4, 1990. OAM had not served as the investment adviser to a mutual fund prior to October 1994, although Mr. Oberweis and other officers and employees of OAM have previously been associated with in-vestment advisers to the Fund and/or other mutual funds. OAM has published an investment advisory newsletter since 1990 and beginning in October 1994, it has offered advice to institutions and individual investors regarding a broad range of investment products.

THE ADVISORY AND MANAGEMENT AGREEMENTS
OAM provides each Portfolio with investment advisory services under a written agreement with the Fund dated October 1, 1994 (the "Investment Advisory Agree-ment"). James D. Oberweis personally supervises the management of the Fund's portfolios.

OAM manages the investment operations of each Portfolio in accordance with the investment objectives and policies of each of the respective Port-folios, subject to the general supervision of the Trustees. As compensation for its investment advisory services, OAM receives an annual fee which is com-puted and accrued daily and payable monthly. OAM receives an annual fee of
 .45% of the average daily net assets of the Emerging Growth Portfolio on the first $50 million and .40% on amounts over $50 million. For the Portfolio, the average rate paid to OAM in the aggregate for the year ended December 31, 1997 was .41%. OAM receives an annual fee of .60% of the average daily net assets of the Micro-Cap Portfolio and an annual fee of .40% of the average daily net assets of the Mid-Cap Portfolio.

OAM also provides the Fund with non-investment advisory management and admin-istrative services necessary for the conduct of the Fund's business. OAM prepares and updates SEC registration statement filings and state filings, shareholder reports and other similar documents. In addition, OAM provides of-fice space and facilities for the management of the Fund and provides accounting, record-keeping and data processing facilities and services. OAM also provides information and certain administrative services for shareholders of the Portfolios. For managing the business affairs and providing certain ad-ministrative services, pursuant to a Management Agreement dated October 1, 1994, each Portfolio pays OAM a management fee, payable monthly, at the annual rate of 0.40% of the average daily net assets of the Portfolio, subject to re-duction because of each Portfolio's annual expense limitation. (See "Expenses of the Fund.") OAM may subcontract with other entities to provide certain shareholder servicing activities.

While the combined investment advisory fee and management fee paid to OAM is higher than the total of such fees paid by most other investment companies, the Fund's Trustees believe that each Portfolio's investment objective and the "Oberweis Octagon" analysis require greater than average services from OAM, which, together with the various management and administrative services pro-vided by OAM, justifies the higher combined fees.

DISTRIBUTION OF SHARES
The Fund has appointed Oberweis Brokerage to act as the principal distributor of the Fund's shares and as the primary shareholder service agent. The Fund will finance certain expenses in connection with the distribution of shares of each Portfolio under a "compensation type" Rule 12b-1 Plan as amended January 1, 1996 and a Distribution and Shareholder Service Agreement dated January 2, 1997 between the Fund and Oberweis Brokerage (collectively called the "Plan and Agreement") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. As a compensation type plan, Oberweis Brokerage may receive com-pensation that is more or less than the actual expenditures made. Oberweis Brokerage is required to provide the Fund with a quarterly listing of all ex-penditures under the Plan and Agreement. Oberweis Brokerage is at risk with respect to a portion of its expenses and fees not compensated by the Plan and Agreement if the Plan and Agreement is modified or terminated by the Fund. No interest, carrying or other finance charges are paid under the Plan and Agreement.

Under the Plan and Agreement, the Fund pays to Oberweis Brokerage a monthly fee at an annual rate of .25% of each Portfolio's average daily net assets for distribution and will also reimburse certain out-of-pocket expenses of Oberweis Brokerage for shareholder service provided to each Portfolio ("12b-1 fees"). The Plan and Agreement provides that the Fund's asset-based sales charges (as defined in the NASD's Conduct Rules) do not exceed those permitted by Rule 2830 of the NASD's Conduct Rules.

Pursuant to the Plan and Agreement, Oberweis Brokerage, directly or through other firms, advertises and promotes the Fund and provides information and services to existing and potential shareholders. These services include, among other things, processing new shareholder account applications, processing and transmitting customer transactions to the Fund's transfer agent, and serving as the primary source of information to customers. The Plan and Agreement pro-vides that Oberweis Brokerage may appoint various broker-dealer firms to assist in providing distribution services for the Fund and may appoint broker-dealers and other firms (including depository institutions such as commercial banks and savings and loan associations) to provide administrative services for their clients as shareholders of the Portfolios under related service agreements.

Pursuant to the Plan and Agreement, Oberweis Brokerage may also be reimbursed monthly by each Portfolio for certain out-of-pocket costs in connection with its services as shareholder service agent, including such costs as postage, data entry, modification and printout, stationery, tax forms and all other ex-ternal forms or printed material, but not including overhead. Although there is no limitation on the amount of such costs that may be reimbursed under the Plan and Agreement, such costs must be actual, out-of-pocket costs, and the total amount of 12b-1 fees, including reimbursement of such costs, is included in the total expenses of the Portfolio, subject to the expense limitation based on average daily net assets of each Portfolio. (See "Expenses of the Fund," below.) Oberweis Brokerage will furnish with each monthly statement for such reimbursement a written listing of the expenditures on behalf of each Portfolio and their purpose.

EXPENSES OF THE FUND
All expenses incurred in the operations of the Fund are borne by the respec-tive Portfolios, except to the extent specifically assumed by OAM. OAM is obligated to reduce its management fee or reimburse the Portfolio to the extent that the total ordinary operating expenses borne by a Portfolio on an accrual basis, including all investment advisory, management and admin-istrative fees, but excluding taxes, brokerage, interest and other extraordinary expenses, exceed in any one year the following amounts expressed as a percentage of the Portfolio's average daily net assets: 2.0% of the first $25,000,000; plus 1.8% of the next $25,000,000; plus 1.6% of average daily net assets in excess of $50,000,000. For the year ended December 31, 1997, total expenses incurred by the Emerging Growth Portfolio, Micro-Cap Portfolio and Mid-Cap Portfolio were $2,463,162, $692,665 and $163,830, respectively, and the ratio of such total expenses to the Portfolio's average daily net assets was 1.44%, 1.81%, and 2.46%, respectively. Pursuant to the expense limitation, OAM was required to reimburse the Mid-Cap Portfolio in the amount of $30,892 resulting in net expenses of $132,938 and a net expense ratio of 2.00%.

PORTFOLIO TRANSACTIONS
Orders for securities are generally placed by OAM with a view to obtaining the best combination of price and execution available. OAM attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliabil-ity and integrity, willingness to take a position in securities, general operational capabilities and financial condition.

OAM is authorized to place orders with various broker-dealers, including Oberweis Brokerage, subject to all applicable legal requirements. The Fund has been advised by OAM that it may place agency transactions with Oberweis Bro-kerage when it believes that the combination of price and execution are comparable to that of other broker-dealers. OAM may also place orders with non-affiliated broker-dealers that sell the Portfolios' shares, provided OAM believes that price and execution are comparable to other non-affiliated bro-ker-dealers. A greater spread, discount or commission may be paid to non-affiliated broker-dealers that provide research services, which may be used by OAM in managing assets of its clients, including each of the Portfolios. Al-though it is believed that research services received directly or indirectly benefit all of OAM's clients, the degree of benefit varies by account and is not directly related to the commissions or remuneration paid by the account.

The frequency of portfolio transactions, the Portfolio's turnover rate, will vary from year to year depending on market conditions. The Emerging Growth Portfolio's turnover during the years ended December 31, 1997 and 1996 was 75% and 64%, respectively; the Micro-Cap Portfolio's turnover during the years ended December 31, 1997 and December 31, 1996 was 89% and 70%, respectively; and the Mid-Cap Portfolio's turnover for the year ended December 31, 1997 and during the period September 15, 1996 through December 31, 1996 was 106% and 21% (annualized), respectively. A higher portfolio turnover rate (over 100%) involves greater brokerage transaction expenses to the Portfolio and may result in the realiza-tion of net capital gains.

For the period January 1, 1997 through December 31, 1997, the total brokerage commissions paid by the Emerging Growth Portfolio, the Micro-Cap Portfolio and the Mid-Cap Portfolio were $324,335, $104,095, and $17,339, respectively, of which $22,932, $2,187, and $300, respectively, was paid to Oberweis Brokerage, the Fund's distributor during that period. The total amount of securities transactions in which the Emerging Growth Portfolio, the Micro-Cap Portfolio and the Mid-Cap Portfolio, paid brokerage commissions during the period Janu-ary 1, 1997 through December 31, 1997 was $175,019,521, $37,585,593, and
$10,738,002, respectively. The total amount of principal transactions of the Emerging Growth Portfolio, the Micro-Cap Portfolio and the Mid-Cap Portfolio for such period, for which no commission was incurred was $114,629,111, $33,518,813, and $4,594,860, respectively.

HOW TO PURCHASE SHARES
IN GENERAL--The minimum initial investment for each Portfolio is $1,000 ($500 minimum initial investment per Portfolio for tax-advantaged retirement plans). This minimum investment may be reduced pursuant to the Low Minimum Investment Plan. (See "Shareholder Services.") Subsequent purchases for all accounts must be in amounts of at least $100, except for reinvestment of dividends and capi-tal gains distributions. The Fund reserves the right, in its sole discretion, to change at any time the initial or subsequent investment minimums, to with-draw the offering or to refuse any purchase in whole or part.

You may purchase shares of the Portfolios through an investment dealer or its designated agent, a bank or other institution having a sales agreement with Oberweis Brokerage or by contacting the Fund's Custodian and Transfer Agent, Investors Fiduciary Trust Company ("IFTC"). Some investment dealers, banks or other institutions may charge for their services in purchasing shares of the Portfolios.

Purchases may be made by check, wire or, if a subsequent purchase, through the Automatic Investment Plan. All purchases made by check should be in U.S. dol-lars. Third-party checks, except those payable to an existing shareholder who is a natural person (as apposed to, e.g. a corporation or partnership), credit cards and cash will not be accepted. Shares of the Fund are offered on a con-tinuous basis. The offering price per share will be the Net Asset Value per share next determined after the purchase order is received in proper form by IFTC. (See "Net Asset Value" for details on current Net Asset Value computa-tion.)

PURCHASE BY MAIL--To make an initial purchase by mail, complete and sign the Account Application and mail it along with a check made payable to The Oberweis Funds to the following address:

                              The Oberweis Funds
                     c/o Investors Fiduciary Trust Company
                                P.O. Box 419042
                             Kansas City, MO 64141

Subsequent investments may be made by submitting to the same address a check along with either the stub from your Portfolio account confirmation or a note indicating the amount of the purchase, name of the Portfolio, your account number, and the name(s) in which your account is registered.

PURCHASE BY WIRE--You may also purchase shares by instructing your financial institution to wire federal funds to the Fund's custodian bank. If you are opening a new account by wire transfer, you must first call IFTC at 1-800-245-7311 to request an account number and furnish the name(s) on the account registration, address, and social security number or taxpayer identification number. If you have an Account Application, you will be asked, if possible, to transmit it via facsimile machine to IFTC (at 1-816-435-3209), or mail it im-mediately. Otherwise, an Account Application will be mailed to you for you to complete, sign and return immediately to IFTC. Federal funds shall be wired in accordance with the following instructions:

                       Investors Fiduciary Trust Company
                             127 West 10th Street
                             Kansas City, MO 64105
                                ABA #101003621
             The name of the Portfolio in which you wish to invest
                    The Oberweis Funds' Account No. 7500742

 Further Credit to: (Your shareholder account number and the name(s) in which your account is registered).

Subsequent investments may be made by wire by just contacting your financial institution with the wire instructions. There is no need to contact IFTC first.

Your financial institution may charge you a fee for sending the wire. Neither the Fund nor IFTC will be responsible for the consequences of delays, includ-ing delays in the bank or Federal Reserve wire systems.

HOW TO REDEEM SHARES
IN GENERAL--You may redeem shares of the Portfolios by mail, by telephone (as described below), or through your own investment dealer or its designated agent, or bank or other institution who is recorded for such account, if any (see "How to Purchase Shares," above). Because of fluctuations in the value of each Portfolio, the Net Asset Value of shares redeemed may be more or less than your cost. Some investment dealers, banks or other institutions may charge for their services in redeeming shares of the Portfolios.

Redemption proceeds are normally sent on the business day following the day the redemption request is received with all required documents in proper form for redemption amounts of $100,000 or less. Payment by check or the transfer of redemption proceeds in amounts greater than $100,000, including wire trans-fers of monies and transfers of monies in connection with sales made pursuant to the Exchange Privilege, is made within seven days after the redemption re-quest is received. However, if you bought your shares by check, the Fund will delay sending you redemption proceeds until it has determined that your check has cleared, which may take up to 15 days from the purchase date. If a broker-dealer other than Oberweis Brokerage is used to redeem shares, an additional fee for such services may be imposed by that broker-dealer.

Each Portfolio reserves the right to redeem the shares in a shareholder's ac-count if the total value of the shareholder's account falls below $1,000 (below $500 for tax-advantaged retirement plans) as a result of a redemption, subject to allowing such shareholder 60 days to make additional investments before the redemption is processed. Although it is each Portfolio's policy to make payment of redemption proceeds in cash, if the Fund's trustees determine it to be appropriate, and subject to certain limitations, a Portfolio may re-deem shares by a distribution in kind of securities held by the Portfolio. See the Statement of Additional Information under the heading "Redemption of Shares."

REDEMPTION BY MAIL--Shareholders may redeem shares by mailing a signed request for redemption that includes the account name and number and the number of shares or dollar amount to be redeemed, name of Portfolio, with signature(s) guaranteed (if required as set forth below), to The Oberweis Funds, c/o In-vestors Fiduciary Trust Company, P.O. Box 419042, Kansas City, Missouri 64141. The redemption request must be accompanied by share certificates, if any have been issued. In the case of joint ownership, all signatures are required on the redemption request and on any endorsement of share certificates. Addi-tional documents may be required for redemption of shares held by estates, trusts, guardianships, corporations, partnerships and other shareholders who are not individuals. It is recommended that all mailed share certificates be sent by registered or certified mail, return receipt requested.

REDEMPTION BY TELEPHONE--All shareholders who have elected the telephone re-demption option on their account application may redeem their Portfolio shares by telephoning the Transfer Agent at 1-800-245-7311. Pursuant to the telephone redemption program, shareholders authorize the Transfer Agent to rely upon telephone instructions from anyone to redeem the specified number of shares or dollar amount and to transfer the proceeds according to pre-designated in-structions. The Transfer Agent employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine, including re-quiring certain identifying information prior to acting upon instructions, recording all tele-phone instructions and sending written confirmation of telephone instructions. Provided such procedures are reasonably followed, neither the Fund nor the Transfer Agent would be liable for any losses from instructions communicated by telephone even if unauthorized or fraudulent.

Redemption proceeds will be mailed to the shareholder of record in the form of a check or transferred to the shareholder's designated bank using electronic funds transferred via the Automated Clearing House (ACH), or, at the share-holder's request, via wire transfer. Funds transferred via ACH will normally be transmitted on the business day following the telephone redemption request for redemption amounts of $100,000 or less. Transfers via ACH of redemption proceeds in amounts greater than $100,000 will be transmitted within seven days following the telephone redemption request. There is no charge for trans-fers via ACH.

Funds transferred via wire transfer will normally be transmitted on the next business day following the request. There is a $6 fee for each wire redemp-tion. Your bank may also charge additional fees for receiving a wire transfer. Checks issued by mail in response to a telephone redemption request can be is-sued only up to $50,000 to the registered owner(s) (who must be individuals) at the address of record which must have been on file for 60 days.

SIGNATURE GUARANTEES AND OTHER DOCUMENTATION--If redemption proceeds are $50,000 or less and are to be paid to an individual shareholder of record at the address of record, a signature guarantee is not required (unless there has been an address change within 60 days). All other redemption requests and changes in account application instructions must be guaranteed by a bank, broker/dealer, municipal securities broker/ dealer, government securities broker/dealer, credit union, member firm of a national securities exchange, registered securities association or clearing agency, and/or savings association. When a signature guarantee is required, the signature of each shareholder of record must be guaranteed. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program (currently known as "STAMP"). A redemption request for shares held by a corporation, trust, part-nership, agent or fiduciary must be signed by an appropriately authorized person and include additional documents of a customary nature to verify the authority of the person seeking redemption, such as a certified by-law provi-sion or resolution of the board of directors or trustees of the shareholder and/or a copy of the governing legal instrument. Any person requiring informa-tion on redemption procedures may call the Transfer Agent at 1-800-245-7311.

NET ASSET VALUE
Net Asset Value per share is computed by dividing the value of the Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of shares then outstanding. Each Portfolio's investments are valued based on market value or, where quotations are not readily available, on fair value as determined in good faith by the Board of Trustees. For further infor-mation regarding the methods employed in valuing the Portfolios' investments, see the Statement of Additional Information under the heading "Determination of Net Asset Value."

If an order in proper form is received (see "How to Purchase Shares" and "How to Redeem Shares") by the Transfer Agent or Oberweis Brokerage by the close of trading on the New York Stock Exchange on a given day (currently 3:00 p.m., Central Time), or by an investment dealer or its designated agent, a bank or other institution having a sales agreement with Oberweis Brokerage by the close of trading on the New York Stock Exchange, Portfolio shares will be pur-chased at the next computed Net Asset Value. The Net Asset Value of the shares of each Portfolio is computed once daily, as of the later of the close of the New York Stock Exchange or the Chicago Board Options Exchange, on each day the New York Stock Exchange is open for trading. For purposes of computing the Net Asset Value, all securities in a Portfolio other than options are priced as of the close of trading on the New York Stock Exchange. The options in the Port-folios are priced as of the close of trading on the Chicago Board Options Exchange.

SHAREHOLDER SERVICES
GENERAL INFORMATION--In addition to the purchase and redemption services de-scribed above, the Fund offers its shareholders the special accounts and services described below. Applications and information about any shareholder services may be obtained by calling 1-800-245-7311.

When a shareholder makes an initial investment in a Portfolio, a shareholder account is opened in accordance with the Portfolio's Account Application in-structions. After each transaction for the account of a shareholder, confirmation of all deposits, purchases, reinvestments, redemptions, with-drawal payments, and other transactions in the shareholder's account will be forwarded to the shareholder.

The Portfolios will generally not issue certificates for their shares, except that certificates for full share amounts only will be issued upon a sharehold-er's written request to the Transfer Agent. In all events fractional shares will be carried on the books of a Portfolio without the issuance of certifi-cates. The investor will be the record owner of all shares in his account with full shareholder rights, irrespective of whether share certificates are issued to him. Certain of the functions performed by the Fund in connection with the operation of the accounts described above will be per-formed by the Fund's Transfer Agent. (See "The Custodian and Transfer Agent.")

EXCHANGE PRIVILEGE--All or part of Portfolio shares owned by a shareholder may be exchanged for shares of any other Portfolio in The Oberweis Funds offering shares at that time or money market funds in the Cash Resource Trust--the Cash Resource Money Market Fund, the Cash Resource U.S. Government Money Market Fund, and the Cash Resource Tax-Exempt Money Market Fund (collectively the "Cash Resource Trust"). Shareholders may subsequently exchange such shares purchased and shares purchased with reinvested dividends for shares of the Fund. Shares will be exchanged for each other based upon their relative net asset values except that the Micro-Cap and Mid-Cap Portfolios deduct a with-drawal charge of .25% of the value of shares redeemed, which deduction also applies to shares exchanged out of each of those Portfolios.

Cash Resource Trust Funds are described in a separate prospectus. Shareholders may obtain a copy of the prospectus for any Cash Resource Trust Fund by call-ing 1-800-245-7311 or writing to 951 Ice Cream Drive, North Aurora, Illinois 60542, and are advised to read it carefully before authorizing any investment in shares of such fund. Exchange requests are subject to a $1,000 minimum.

Simply send us a written request that includes your name, your account number, the name of the Portfolio you currently own, the name of the Portfolio you wish to exchange into and the dollar amount or number of shares you wish to exchange. Please remember that you cannot place any conditions on your re-quest.

If you have any share certificates, you must include them with your request. A signature guarantee is not required, except in some cases where shares are also redeemed for cash at the same time. For certificate delivery instructions and when you need a signature guarantee, please see "Redemption--By Mail."

You may also call us at 1-800-245-7311 unless you have previously notified the Fund in writing not to effect telephone exchanges. Exchanges made over the phone may be made by any person, not just the shareholder of record. Please remember that during unusual market conditions, we may have difficulty in ac-cepting telephone requests, in which case you should mail your request to our address on page 21. In addition, exchanges may also be made through certain securities dealers who may charge you a fee for effecting an exchange.

An exchange of shares is considered a sale for federal income tax purposes. A shareholder may realize a gain or loss depending upon whether the value of the shares being exchanged is more or less than the adjusted cost basis. As noted above, the Micro-Cap and Mid-Cap Portfolios deduct a withdrawal charge of .25% of the value of the shares redeemed, including shares exchanged out of each of the Portfolios.

Exchanging Shares is available only in states where shares of a particular Portfolio being acquired may legally be sold. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as oth-erwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

LOW MINIMUM INITIAL INVESTMENT PLAN/AUTOMATIC INVESTMENT PLAN--By completing the Automatic Investment Plan section of the Account Application, you may make subsequent investments by authorizing the Fund and its Custodian to debit your bank account to buy additional shares of the Portfolios. The minimum initial investment in each Portfolio is $1,000. However, the Low Minimum Initial In-vestment Plan allows an account to be opened with an initial investment of $100 and subsequent monthly investments of $100 or more for at least a one-year period. Automatic Investments can occur either monthly or quarterly, on or about the 5th or the 20th of the month, in pre-designated amounts of $100 or more. Funds will be transferred from your designated bank, using electronic funds transferred via ACH. Initial investments may not be made by the Auto-matic Investment Plan. The Plan is subject to the approval of the shareholder's bank. You can stop investing through the Automatic Investment Plan by sending written notice to the Fund's Custodian and Transfer Agent. The notice must be received at least 5 business days prior to the date of your next scheduled automatic purchase. The Plan is automatically terminated when-ever a check is returned unhonored by the shareholder's bank. The shareholder is responsible for any charges incurred as a result of an unhonored transac-tion. If a shareholder cancels the Low Minimum Initial Investment Plan before a one-year period, the Fund reserves the right to redeem the shareholder's ac-count if the balance is below the minimum investment level, currently $1,000. The Fund reserves the right to terminate or modify the Automatic Investment Plan at any time. See the Account Application for additional details.

SYSTEMATIC WITHDRAWAL ACCOUNT--A shareholder who owns a Portfolio's shares with a current Net Asset Value of at least $10,000 may establish a Systematic Withdrawal Account from which a fixed sum will be paid to him or a pre-desig-nated third party at regular intervals. A Systematic Withdrawal Account may not be established for a shareholder who owns Portfolio shares for which cer-tificates are outstanding until all share certificates have been surrendered. See the Account Application for additional details.

TAX-ADVANTAGED RETIREMENT PLAN ACCOUNTS--A Portfolio's shares may be purchased as investments in Individual Retirement Accounts ("IRAs") such as Traditional IRAs, Roth IRAs, Roth Conversion IRAs, Rollover IRAs and Simplified Employee Pension Plans (known as SEP-IRAs), and other tax advantaged retirement plans, such as Profit Sharing or Money Purchase Pension Plans (known as Keoghs), 401(k) Plans, and 403(b)(7)

Plans. Investment in a Portfolio's shares is subject to the conditions of the IRA and/or other retirement plan agreements. Investors should contact their Plan custodians to determine the eligibility of the Portfolio's shares as IRA or retirement plan investments. Individuals wishing to establish certain types of retirement plan accounts, including IRAs, Keoghs and 403(b)(7) Plans, with the Fund's Custodian Bank may do so and purchase shares of a Portfolio with their retirement funds. Further details, including fees and charges imposed by the Custodian, are set forth in the Custodian's information material (account agreement, application, and disclosure statement) which is available from the Fund.

Information regarding the establishment of 401(k) Plan accounts, including ad-ministration, plan provisions, and fees, is also available from the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS
The Portfolios may earn income from dividends and interest on their invest-ments and may also realize capital gains from the sale of their assets. Each Portfolio intends to distribute substantially all its net investment income and any net realized taxable capital gains resulting from sales of the Portfo-lio's assets during the year. Dividends and capital gains distributions are automatically reinvested in additional shares of the Portfolio, unless the shareholder elects to receive them in cash. A cash election remains in effect until the shareholder notifies the Transfer Agent in writing to discontinue such election.

Each Portfolio has elected to qualify as a "regulated investment company" un-der Subchapter M of the Internal Revenue Code and thereby maintain exemption from federal income tax to the extent it distributes its earnings. Except for those shareholders exempt from federal income taxes, dividends and capital gain distributions will be taxable to shareholders, whether paid in cash or reinvested in additional shares of the Portfolio. Shareholders will be noti-fied annually as to the federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be subject to state and local taxes. Long-term capital gain distributions are taxable as long-term capital gain regardless of how long the shareholder has held shares of the Portfolio. Long-term capital gain distributions made to individual shareholders are currently taxed at a maximum rate of 20% (for assets held by the Portfolio for more than 18 months) and 28% (for assets held by the Portfo-lio for more than one year, but not more than 18 months). Dividends representing net investment income and net realized short-term capital gains are taxed as ordinary income at rates up to a maximum marginal rate of 39.6% for individuals. Dividends and distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as paid on December 31 of the calendar year in which declared.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of in-vestment, though taxable as stated above.

Federal law requires each Portfolio to withhold 31% of dividends and/or re-demption proceeds (including from exchanges) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct taxpayer identification number (in the case of individuals, a social security number) or has not certified that back-up withholding does not apply. Amounts withheld are applied to the shareholder's federal income tax liability and a refund may be obtained from the Internal Revenue Service if withholding re-sults in overpayment of taxes. Federal law also requires the Fund to withhold the applicable tax treaty rate from dividends that are paid to certain nonres-ident alien, foreign partnership and foreign corporation shareholder accounts.

Shareholders are advised to consult their own tax advisers as to the tax con-sequences of owning shares of each Portfolio with respect to their respective circumstances.

THE CUSTODIAN AND TRANSFER AGENT
All securities and cash of the Portfolios are held by the Fund's custodian, Investors Fiduciary Trust Company, Kansas City, Missouri (the "Custodian"), and sub-custodians selected by the Custodian and approved by the Trustees. The Custodian is also the Fund's transfer agent (the "Transfer Agent"), which acts as a shareholder servicing, dividend disbursing and redemption agent for the Fund.

GENERAL INFORMATION
The Fund is a diversified, open-end management investment company, organized as a business trust under the laws of Massachusetts on July 7, 1986. Pursuant to the Fund's Agreement and Declaration of Trust ("Trust Agreement"), the Fund may issue an unlimited number of shares of beneficial interest in one or more series of "Portfolios," all having no par value. Shares of each Portfolio have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and non-as-sessable by the Fund when issued, are transferable without restriction and have no preemptive or conversion rights. As a Massachusetts business trust, the Fund is not required to hold annual shareholders' meetings. It will, how-ever, hold special meetings as required or deemed desirable for such purposes as the election of or removal of trustees, changing fundamental policies or approving an investment advisory contract. Special meetings of shareholders for actions requiring shareholder vote may be requested in writing by holders of at least twenty-five percent (25%) (or ten percent (10%) if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the out-standing shares of the Fund or as may be required by applicable law.

Shareholders will vote in the aggregate, except when voting by individual Portfolio is required under the Investment Company Act of 1940 or when the Board of Trustees determines that voting by series is appropriate.

The Trust Agreement and the By-Laws of the Fund are designed to make the Fund similar in many respects to a corporation. However, under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust, which is not the case in a corporation. The Trust Agreement provides that shareholders shall not be sub-ject to any personal liability to any person extending credit to, contracting with or having any claims against the Fund and that every written agreement, obligation, instrument or undertaking made by the Fund shall contain a provi-sion that the same is not binding upon the shareholders personally. Moreover, the Trust Agreement provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obliga-tions of the Fund, and the Fund will be covered by insurance which the Trustees believe to be adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder lia-bility is considered remote.

Year 2000 Compliance. Many computers currently are unable to correctly process date-related information which spans the 21st century. The inability to suc-cessfully address this issue could result in interruptions in the Fund's business and have a material adverse effect on the Fund's operations. OAM and Oberweis Brokerage have commenced a review of their computer-based systems, as well as those of third party service providers, with a view toward assessing whether or not the transition to the 21st century will have any material im-pact on the Fund. The process involves identifying the systems affected, monitoring the process system upgrades, as appropriate, against planned time lines, and developing contingency plans in order to meet identified material risks.

All inquiries regarding shareholder accounts may be directed to The Oberweis Funds, c/o Investors Fiduciary Trust Company, P.O. Box 419042, Kansas City, Missouri 64141 or (800) 245-7311. All other inquiries regarding the Fund and/or either of the Portfolios should be directed to the Fund at 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542 or (800) 323-6166.

                      STATEMENT OF ADDITIONAL INFORMATION

                               THE OBERWEIS FUNDS
                         951 ICE CREAM DRIVE, SUITE 200
                          NORTH AURORA, ILLINOIS 60542
                                 (800) 323-6166

                               ----------------

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated May 1, 1998. A copy of the Fund's Prospectus may be obtained by writing or calling the above address or phone number.

                               ----------------

  The date of this Statement of Additional Information is May 1, 1998.

                               TABLE OF CONTENTS

Investment Objective, Policies and Restrictions.............................   2
Management of the Fund......................................................   6
Oberweis Asset Management, Inc..............................................   8
Distribution Plan and Agreement.............................................  10
Expenses Borne by the Portfolios............................................  12
Portfolio Transactions......................................................  13
Shareholder Voting Rights...................................................  15
Redemption of Shares........................................................  15
Shareholder Services........................................................  16
Determination of Net Asset Value............................................  16
Taxes.......................................................................  17
Calculation of Average Annual Total Return..................................  18
Additional Information......................................................  18

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

  The following information supplements the discussion of each Portfolio's in-vestment objective and policies in the Fund's Prospectus under the heading "Investment Objective, Policies and Risks."

INVESTMENT OBJECTIVE

  The investment objective of each Portfolio is to maximize capital apprecia-tion. Each Portfolio intends to achieve its objective through investing primarily in common stocks of companies, which in the opinion of its invest-ment adviser have a potential for above-average long-term growth in market value. The investment objective of each Portfolio is fundamental and, like all fundamental policies of a Portfolio, cannot be changed without the affirmative vote of a majority of the outstanding voting securities of that Portfolio. As used in this Statement of Additional Information and in the Fund's Prospectus, "a majority of the outstanding voting securities" of the Portfolio means the lesser of (1) the holders of more than 50% of the outstanding shares of the Portfolio, or (2) the holders of more than 67% of the shares of the Portfolio present if more than 50% of the outstanding shares of the Portfolio are pres-ent at a meeting in person or by proxy.

INVESTMENT RESTRICTIONS

  The policies set forth below are fundamental policies of each Portfolio and may not be changed without approval of a majority of that Portfolio's out-standing shares. A Portfolio individually may not:

    1. purchase more than 10% of any class of securities of any one issuer other than the United States government and its instrumentalities;

    2. invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer (other than the United States government and its instrumentalities);

    3. invest more than 5% of its total assets in securities that are not readily marketable and securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors;

    4. invest more than 5% of its total assets in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

    5. invest more than 5% of its total assets in warrants, and of this amount, no more than 2% of total assets may be invested in warrants that are listed on neither the New York Stock Exchange nor the American Stock Exchange;

    6. purchase or retain the securities of any issuer if (i) one or more officers or directors of the Fund or the investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities;

    7. purchase, sell or invest in the securities of other investment companies;

    8. purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs;

    9. purchase, sell or invest in commodities or commodity contracts;

    10. purchase, sell or invest in real estate or interests in real estate, except that the Portfolio may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts; provided such investments do not exceed 10% of the Portfolio's total assets;

    11. issue senior securities;

    12. invest in companies for the purpose of exercising control or management;

    13. concentrate its investments in any one industry, except that the Portfolio may invest up to 25% of its total assets in any one industry;

    14. purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

    15. make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, the Portfolio owns an equal amount of securities of the same issue or owns securities which, without payment by the Portfolio of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue;

    16. participate on a joint or joint and several basis in any trading account in any securities;

    17. lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed;

    18. lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Portfolio consisting of cash or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the loaned securities, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets (including value of collateral received);

    19. borrow money except from banks as a temporary measure for extraordinary or emergency purposes or as necessary for the clearance of purchases and sales of securities, provided that the aggregate amount of such borrowing shall not exceed 5% of the value of its total assets at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 5% of its total assets taken at cost to secure such borrowing;

    20. engage in the business of underwriting the securities of other issuers; or

    21. invest in puts, calls, straddles or any combination thereof, except that the Portfolio may write covered call options on its Portfolio securities, the aggregate market value of which is limited to 50% of the Portfolio's net assets, and the Portfolio may invest up to 5% of its assets in the purchase of put and call options including options on stock indices.

  The policies set forth below may be changed by the Fund's Board of Trustees, all such changes being subject to applicable law. A Portfolio individually may not:

      1. purchase, sell or invest in interests in oil, gas or other mineral leases; or

      2. purchase, sell or invest in limited partnership interests in real estate, except that the Portfolio may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts; provided such investments do not exceed 10% of the Portfolio's total assets.

  If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of such restriction.

OTHER RESTRICTIONS

  Other investment restrictions are set forth in the Fund's Prospectus and elsewhere in this Statement of Additional Information. In addition, each Port-folio will not invest more than 10% of its total assets in "restricted securities" (meaning securities the resale of which is legally or contractu-ally restricted, including repurchase agreements with maturities of seven days or more and securities that are not readily marketable).

REPURCHASE AGREEMENTS

  Each Portfolio may enter into so-called "repurchase agreements," whereby it purchases a security and the seller (a qualified bank or securities dealer) simultaneously commits to repurchase that security at a certain date at an agreed upon price, plus an agreed upon market rate of in-terest that is unrelated to the coupon rate or date of maturity of the security. In these transactions, the securities purchased by the Portfolio have, at all times, a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. Certain costs may be incurred by a Portfolio in connection with the sale of the secu-rities purchased by it if the seller does not repurchase them in accordance with the repurchase agreement. The Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements and will monitor the value of the underlying securities to ensure that additional securities are deposited by the seller if the value of the se-curities purchased decreases below the resale price at any time. Under the Investment Company Act of 1940, repurchase agreements may be considered loans by the Portfolio. Each Portfolio is subject to restrictions on entering into repurchase agreements in excess of 25% of the total assets and on investing more than 10% of its total assets in restricted securities, which includes re-purchase agreements with maturities of seven days or more.

PURCHASING PUT AND CALL OPTIONS

  Each Portfolio will commit no more than 5% of its assets to premiums when purchasing put and call options. The Portfolios may enter into closing trans-actions, exercise their options or permit them to expire.

  The Portfolios may purchase put options on an underlying security owned by them. As the holder of a put option, a Portfolio would have the right to sell the underlying security at the exercise price at any time during the term of the option. While a Portfolio will not purchase options for leverage purposes, it may purchase put options for defensive purposes in order to protect against an anticipated decline (usually short-term) in the value of its securities. Such hedge protection is provided only during the life of the put option and only when the Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any additional de-cline in the security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Portfolio deems it desirable to continue to hold the security. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

  Except as discussed below with respect to options on stock indices, each Portfolio has no current intention of purchasing put options at a time when the Portfolio does not own the underlying security; however, it reserves the right to do so. By purchasing put options on a security it does not own, the Portfolio would seek to benefit from a decline in the market price of the un-derlying security. If such a put option is not sold when it has remaining value, and if the market of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Portfo-lio would lose its entire investment in the put option (i.e., the entire premium paid by the Portfolio). In order for the purchase of a put option to be profitable, the market price of the underlying security must decline suffi-ciently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

  The Portfolios may also repurchase call options previously written on under-lying securities they already own in order to preserve unrealized gains.

  The Portfolios may also purchase call and put options on stock indices ("stock index options") for the purpose, in part, of partially hedging against the risk of unfavorable price movements adversely affecting a Portfolio's se-curities or securities the Portfolio intends to buy and each Portfolio may sell stock index options in related closing transactions.

  The principal uses of stock index options would be to provide a partial hedge for a portion of the Portfolios' investment securities, and to offer a cash management tool. Purchasing stock index options could provide an effi-cient way to implement a partial decrease in portfolio market exposure in response to changing market conditions. Although techniques other than the purchase of options could be used to hedge the Portfolios' investments, the Portfolios may be able to hedge their exposure more effectively, and perhaps at a lower cost, through the use of stock index options.

  The Portfolios propose to invest only in stock index options for which the underlying index is a broad market index such as the Standard & Poor's Index, the Major Market Index, or the Russell 2000 Index. The Portfolios would pro-pose to purchase broad stock index options only if they are listed on a national securities exchange and traded, in the opinion of the Fund's invest-ment adviser, with some significant volume.

  The Portfolios will not enter into a stock index option if, as a result thereof, more than five percent (5%) of the Fund's total assets (taken at mar-ket value at the time of entering into the contract) would be committed to options, whether options on individual securities or options on stock indices.

  There are several risks in connection with the Portfolios' use of stock in-dex options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the stock index options and movements in the prices of securities held by the Portfolios. Successful use of stock index options by the Portfolios for hedging purposes is also subject to the Fund's adviser's ability to correctly predict movements in the direc-tion of the market. In addition, due to market distortions, the price movements of the stock index options might not correlate perfectly with price movements in the underlying stock index. Increased participation by specula-tors in the options market might also cause temporary price distortions.

  The ability to establish and close out positions on options will be subject to the liquidity of the index options market. Absence of a liquid market on an exchange may be due to: (i) insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as severe stock market fluctuations, interrupting normal exchange operations; (v) inadequacy of an exchange's or a clearing corporation's facilities to handle increased trading volume; or (vi) discontinuance of the trading of options (or a partic-ular class or series of options) by an exchange, for economic or other reasons. Higher than anticipated trading activity or other unforeseen events also could cause an exchange or clearing corporation to institute special pro-cedures which may interfere with the timely execution of customers' orders.

  Stock index options may be closed out only on an exchange which provides a market for such options. For example, OEX stock index options currently can be purchased or sold only on the CBOE. Although the Portfolios intend to purchase or sell stock index options only on exchanges where there appear to be active markets, there is no assurance that a liquid market will exist for any partic-ular options contract at any particular time. In such event, it might not be possible to close a stock index option position.

LENDING OF SECURITIES

  The Portfolios may lend their investment securities in an amount up to 30% of its total assets (including value of collateral received) to qualified in-stitutional investors who need to borrow securities in order to complete certain transactions. By lending its investments securities, a Portfolio at-tempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Port-folio may lend its portfolio securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which cur-rently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a do-mestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times of not less than 100% of the value of the securi-ties loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan or its collateral (which may include the Portfolio investing any cash collateral in interest-bearing short-term investments), any dividends and distributions paid on the loaned securities and any increase in their market value.

WARRANTS

  Each Portfolio may invest no more than 5% of its total assets in warrants, and of that amount, no more than 2% of total assets may be invested in war-rants that are listed on neither the New York Stock Exchange nor the American Stock Exchange. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the under-lying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

REAL ESTATE INVESTMENT TRUSTS

  Each Portfolio may invest in real estate investment trusts ("REITs"). REITs are subject to volatility from risks associated with investments in real es-tate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In ad-dition, the failure of a REIT to continue to qualify as a REIT for tax purposes would have an adverse effect upon the value of a Portfolio's invest-ment in that REIT. Each Portfolio may invest no more than 10% of its total assets in REITs. Each Portfolio does not currently intend, however, to invest in REITs to the extent that more than 5% of its total assets will be invested in REITs during the current year.

SHORT SALES AGAINST THE BOX

  Each Portfolio may make short sales against the box for the purpose of de-ferring realization of gain or loss for federal income tax purposes. A short sale "against the box" is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. Each Portfolio does not currently intend to engage in short sales to the ex-tent that more than 5% of its net assets will be held as collateral therefor during the current year.

ARBITRAGE

  The Portfolios have no current intention to engage in arbitrage (meaning the simultaneous purchase and sale of the same security in different markets but not on the purchase of call and put options on stock indices).

                            MANAGEMENT OF THE FUND

  All of the Fund officers and one of its Trustees are employees and/or offi-cers of Oberweis Asset Management, Inc. ("OAM"), the Fund's investment adviser and manager, and/or Oberweis Brokerage, Inc. ("Oberweis Brokerage"), the Fund's distributor and shareholder service agent. OAM is under common control with Oberweis Brokerage.

  James D. Oberweis, a Trustee and President of the Fund, is the President and a Director of OAM, and with his wife, Elaine M. Oberweis, and his children, is a controlling shareholder of OAM. Mr. Oberweis and members of his family own the majority of the outstanding shares of Oberweis Brokerage.

  The Trustees and officers of the Fund, their ages and their principal occu-pations during the past five (5) years are:

THOMAS J. BURKE, Trustee (66) **

143 South Lincoln Avenue, Aurora, Illinois 60505; President--Burke Medical As-sociates, 1968 to present; retired medical physician, practicing medical physician until November 1, 1995.

DOUGLAS P. HOFFMEYER, Trustee (50) **

620 Stetson, St. Charles, Illinois 60174; Vice President--Finance--Teltrend, Inc. (manufacturer of telecommunications equipment), October, 1986 to present.

JAMES D. OBERWEIS, Trustee and President (51) *

951 Ice Cream Drive, North Aurora, Illinois 60542; President and Director-- Oberweis Asset Management, Inc., September, 1994 to present; Investment Executive--Oberweis Brokerage, Inc., January, 1997 to present; Senior Vice President--The Chicago Corporation, October, 1994 to December, 1996; Senior Vice President--Alpha Source Asset Management, Inc., February, 1990 to Octo-ber, 1994; Director of Fund Investments--Hamilton Investments, Inc., December, 1988 to October, 1994; President of the Fund, 1986 to present; Chairman of the Board of Oberweis Dairy, Inc.

EDWARD F. STREIT, Trustee (62) **

2000 West Galena, Aurora, Illinois 60506; licensed attorney in private prac-tice, 1962 to present.

PATRICK B. JOYCE, Executive Vice President and Treasurer (38)

951 Ice Cream Drive, North Aurora, Illinois 60542; Executive Vice President, Secretary and Director--Oberweis Asset Management, Inc., September, 1994 to present; Executive Vice President and Director--Oberweis Brokerage, Inc., Sep-tember, 1996 to present; Administrator--The Chicago Corporation, October, 1994 to December, 1996; Vice President--Carr Asset Management, Inc./Indosuez Carr Futures, Inc., August, 1993 to September, 1994; Vice President of Operations and Assistant Treasurer--Selected Financial Services, Inc., September, 1989 to August, 1993.

MARTIN L. YOKOSAWA, Vice President (37)

951 Ice Cream Drive, North Aurora, Illinois 60542; Vice President--Oberweis Asset Management, Inc., September, 1994 to present; Senior Vice President-- Oberweis Brokerage, Inc., January, 1997 to present; Vice President--The Chicago Corporation, October, 1994 to December, 1996; Registered Representa-tive--Hamilton Investments, Inc., November, 1988 to October, 1994.

JAMES W. OBERWEIS, Vice President (24)

951 Ice Cream Drive, North Aurora, Illinois 60542; Vice President--Oberweis Asset Management, Inc., May, 1996 to present and Portfolio Manager from Decem-ber, 1995 to present; President and Director--Oberweis Brokerage, Inc., September, 1996 to present; Registered Representative--The Chicago Corpora-tion, March, 1996 to December, 1996; Student--University of Illinois at Champaign-Urbana, August, 1991 to December, 1995.

STEVEN J. LE MIRE, Secretary (28)

951 Ice Cream Drive, North Aurora, Illinois 60542; Compliance Manager-- Oberweis Brokerage, Inc., March, 1997 to present; Manager, Shareholder Accounting--Carr Asset Management, Inc./Indosuez Carr Futures, Inc., March 1994 to March 1997; Loan Operations Specialist--PNC Mortgage Corp., March, 1992 to March, 1994.
--------
* "Interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.
** Member of audit committee and nominating committee.

NOTE: In some cases a trustee or officer may have held different positions during the last five years with the employer or employers listed.

  The Fund pays each Trustee of the Fund who is not also affiliated with OAM and/or Oberweis Brokerage for such services an annual fee of $1,000, plus $750 for each day or part of a day in attendance at a meeting of the Board of Trustees or one of its Committees.

  The Fund reimburses travel and other expenses incurred by its non-interested Trustees for each such meeting attended. Trustees and officers of the Fund who are affiliated with OAM and/or Oberweis Brokerage and officers of the Fund will receive no compensation or reimbursement from the Fund for acting in those capacities. However, Trustees and officers of the Fund who are affili-ated with OAM and/or Oberweis Brokerage may directly or indirectly benefit from fees or other remuneration received from the Fund by OAM and/or Oberweis Brokerage. Regular meetings of the Board of Trustees are held quarterly and the audit committee holds at least one meeting during each year.

  The following table sets forth the compensation received by all trustees of the Fund for the fiscal year ended December 31, 1997.

                                           PENSION OR
                           AGGREGATE   RETIREMENT BENEFITS    ESTIMATED
                         COMPENSATION  ACCRUED AS PART OF  ANNUAL BENEFITS    TOTAL
   TRUSTEE               FROM THE FUND    FUND EXPENSES    UPON RETIREMENT COMPENSATION
   -------               ------------- ------------------- --------------- ------------
Thomas J. Burke.........    $4,000               0                 0          $4,000
Douglas P. Hoffmeyer....     4,000               0                 0           4,000
James D. Oberweis.......         0               0                 0               0
Edward F. Streit........     2,500               0                 0           2,500

  As of March 31, 1998, the officers and Trustees of the Fund as a group owned of record or beneficially 1.4%, 3.3% and 2.7% of the then outstanding shares of the Emerging Growth Portfolio, the Micro-Cap Portfolio and the Mid-Cap Portfolio, respectively.

                        OBERWEIS ASSET MANAGEMENT, INC.

  The Fund's investment adviser, since October 1, 1994, is Oberweis Asset Man-agement, Inc. ("OAM"), an investment adviser based in North Aurora, Illinois. For additional details concerning OAM, see the Fund's Prospectus under the heading "Management of the Portfolios." Pursuant to a written contract between the Fund and OAM (the "Investment Advisory Agreement"), OAM is responsible for managing the investment and reinvestment of each Portfolio's assets, determin-ing in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, providing the Fund with rec-ords concerning OAM's activities which the Fund is required to maintain under applicable law, and rendering regular reports to the Fund's Trustees and offi-cers concerning Portfolio responsibilities. OAM's investment advisory services to the Fund are all subject to the control of the Trustees, and must be in compliance with the investment objective, policies and restrictions set forth in the Fund's Prospectus and this Statement of Additional Information and with applicable laws and regulations. In addition, OAM is authorized to select bro-ker-dealers, including Oberweis Brokerage, that may execute purchases and sales of the securities for the Portfolios. (See "Portfolio Transactions.")

  The investment adviser is obligated to pay the salaries and fees of any of-ficers of the Fund as well as the Trustees of the Fund who are interested persons (as defined in the Investment Company Act of 1940) of the Fund, who are employed full time by the investment adviser to perform services for the Portfolio under the Investment Advisory Agreement.

  As compensation for its investment advisory services, the investment adviser receives from the Emerging Growth Portfolio at the end of each month a fee at an annual rate equal to .45% of the first $50 million of the average daily net assets of the Portfolio and .40% of the average daily net assets of the Port-folio in excess of $50 million, from the Micro-Cap Portfolio at the end of each month a fee at the annual rate of .60% of the average daily net assets of the Portfolio, and from the Mid-Cap Portfolio at the end of each month a fee at the annual rate of .40% of the average daily net assets of the Portfolio.

  For the years ended December 31, 1997, 1996 and 1995, the advisory fees in-curred by the Emerging Growth Portfolio and payable to OAM were $707,165, $747,719 and $487,816, respectively. For the years ended December 31, 1997 and 1996, the advisory fees incurred by the Micro-Cap Portfolio and payable to OAM were $229,152 and $175,144, respectively. For the year ended December 31, 1997 and for the period September 15, 1996 through December 31, 1996, the advisory fees incurred by the Mid-Cap Portfolio and payable to OAM were $26,588 and $8,406, respectively. (See also "Expenses Borne by the Fund.")

  OAM also provides the Fund with non-investment advisory, management and ad-ministrative services pursuant to a written contract (the "Management Agreement"). OAM is responsible under the Management Agreement for providing the Fund with those management and administrative services which are reasona-bly necessary for conducting the business affairs of the Fund, with the exception of investment advisory services, and distribution of each Portfo-lio's shares and shareholder services, which are subject to the Fund's Rule 12b-1 Plan. (See "Rule 12b-1 Plan and Related Distribution and Shareholder Service Agreements.") In addition, OAM provides the Fund with office space and basic facilities for management of the Fund's affairs, and bookkeeping, ac-counting, record keeping and data processing facilities and services. OAM is responsible for preparing and updating the Fund's SEC and state registration statement and filings, tax reports to shareholders and similar documents. OAM pays the compensation of all officers and personnel of the Fund for their services to the Fund as well as the Trustees of the Fund who are interested persons of the Fund. OAM also provides information and certain administrative services to shareholders of each Portfolio. These services include, among other things, transmitting redemption requests to the Fund's Transfer Agent and transmitting the proceeds of redemption of shares of the Fund pursuant to a shareholder's instructions when such redemption is effected through OAM; providing telephone and written communications with respect to its sharehold-ers' account inquiries; assisting its shareholders in altering privileges and ownership of their accounts; and serving as a source of information for its existing shareholders in answering questions concerning the Fund and their transactions with the Fund.

  For its services under the Management Agreement, OAM is paid by the Portfo-lios on a monthly basis an annual management fee equal to .40% of the average daily net assets of each Portfolio. OAM will bear all expenses in connection with the performance of its services to the Fund and each of the Portfolios under the Management Agreement. The Fund is responsible for all other ex-penses. See the Fund's Prospectus under the heading "Expenses of the Fund." However, the Management Agreement provides that OAM is obligated to reimburse the Portfolios for 100% of the amount by which the Portfolio's ordinary oper-ating expenses during any fiscal year, including the management and advisory fees, exceed either (i) the most restrictive expense limitation applicable to the Portfolio imposed by the securities laws or regulations thereunder of any state in which the Portfolio's shares are qualified for sale, as such limita-tions may be raised or lowered from time to time, or (ii) the following amounts expressed as a percentage of the Portfolio's average daily net assets:

    2.0% of the first $25,000,000; plus
    1.8% of the next $25,000,000; plus
    1.6% of average daily net assets in excess of $50,000,000.

  Excluded from the calculation of ordinary operating expenses are expenses such as interest, taxes and brokerage commissions and extraordinary items such as litigation costs. Any such reimbursement is computed and accrued on a daily and settled on a monthly basis based upon the expenses and average net assets computed through the last business day of the month. As of the end of the Fund's fiscal year, the aggregate amounts of reimbursement, if any, by the Manager to a Portfolio in excess of the amount necessary to limit the operat-ing expenses on an annual basis to said expense limitation shall be refunded to the Manager. In no event will the Manager be required to reimburse a Port-folio in an amount exceeding its management and investment advisory fees. For the years ended December 31, 1997 and 1996, the management fees incurred by the Emerging Growth Portfolio and paid to OAM were $682,165 and $722,720, re-spectively. For the year ended December 31, 1995, the management fees incurred by the Emerging Growth Portfolio and paid to OAM were $462,815 and pursuant to the expense limitation provisions of the Manage-ment Agreement, OAM during 1995 rebated $48,368 of such amount. (See also "Expenses Borne by the Fund.")

  For the years ended December 31, 1997 and 1996, the management fees incurred by the Micro-Cap Portfolio and paid to OAM were $152,768 and $116,763, respec-tively. For the year ended December 31, 1997 and for the period September 15, 1996 through December 31, 1996, the management fees incurred by the Mid-Cap Portfolio and paid to OAM were $26,588 and $8,406, respectively, and pursuant to the expense limitation provisions of the Management Agreement, OAM was re-quired to rebate to the Portfolio $30,892 and $29,841, respectively.

                        DISTRIBUTION PLAN AND AGREEMENT

  As discussed in the Fund's Prospectus under the heading "Distribution of Shares," the Fund has adopted a Plan of Distribution (the "Distribution Plan") and a Distribution and Shareholder Service Agreement (the "Distribution Agree-ment") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (collectively the "Plan and Agreement") under which the Fund compensates Oberweis Brokerage in connection with the distribution of each Portfolio's shares. Reference should be made to the Prospectus for details not provided below. Oberweis Brokerage will act as the primary distributor of each Portfo-lio's shares and as the primary shareholder servicing agent for each Portfolio. The Fund pays Oberweis Brokerage a monthly distribution fee at an annual rate of .25% of each Portfolio's average daily net assets and may also reimburse certain out of pocket costs incurred by Oberweis Brokerage for shareholder services provided to the Fund.

  Pursuant to the Plan and Agreement, Oberweis Brokerage has agreed, directly or through other firms, to advertise and promote the Fund and provide informa-tion and services to existing and potential shareholders. These services include, among other things, processing new shareholder account applications; converting funds into or advancing federal funds for the purchase of shares of the Fund as well as transmitting purchase orders to the Fund's Transfer Agent; transmitting redemption requests to the Fund's Transfer Agent and transmitting the proceeds of redemption of shares of the Fund pursuant to a shareholder's instructions; providing telephone and written communications with respect to shareholder account inquiries and serving as the primary source of information for existing and potential shareholders in answering questions concerning the Fund and their transactions with the Fund; and providing literature distribu-tion, advertising and promotion as is necessary or appropriate for providing information and services to existing and potential shareholders.

  Oberweis Brokerage will be reimbursed by the Fund for certain out-of-pocket costs, if any, of providing certain services contemplated by the Distribution Agreement, which include the costs of postage, data entry, modification and printout, stationery, tax forms, and all other external forms or printed mate-rial that may be required for performance by Oberweis Brokerage of the services contemplated in the Distribution Agreement. Oberweis Brokerage pro-poses to compensate its account executives annually for servicing and administering a shareholder's account.

  The Plan and Agreement provides that Oberweis Brokerage may appoint various broker-dealer firms to assist in providing distribution services for the Fund, including literature distribution, advertising and promotion, and may appoint broker-dealers and other firms (including depository institutions such as com-mercial banks and savings and loan associations) to provide administrative services for their clients as shareholders of the Fund under related service agreements. To provide these services, these firms will furnish, among other things, office space and equipment, telephone facilities, and personnel as is necessary or beneficial for providing information and services related to the distribution of the Portfolios' shares to Oberweis Brokerage in servicing ac-counts of such firms' clients who own shares of the Fund.

  The Glass-Steagall Act generally prohibits federally chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in Oberweis Brokerage's opinion it should not prohibit banks from being paid for shareholder servicing and record-keeping. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or a fund were prevented from continuing these ar-rangements, it is expected that other arrangements would be made for these services and that shareholders would not suffer adverse financial consequences. In addition, state securities laws on this is-sue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

  The Plan provides that the Fund's asset-based sales charges (as defined in the NASD's Conduct Rules) shall not exceed those permitted by Rule 2830 of the NASD's Conduct Rules. Further, as permitted by the NASD's Rules, the Emerging Growth Portfolio has elected to calculate its permissible amount of asset-based sales charges on new gross sales of the Portfolio since the Portfolio's inception.

  The Board of Trustees has determined that, in its judgment, there is a rea-sonable likelihood that the Plan and Agreement will benefit the Portfolios and their shareholders. If the sizes of the Portfolios are increased rapidly, fixed expenses will be reduced as a percentage of each shareholder's invest-ment. The 12b-1 expenses will also provide Oberweis Brokerage and others an incentive to promote the Portfolios and to offer individual shareholders prompt and efficient services.

  As required by Rule 12b-1, the Plan, as amended, and Agreement was approved by the Board of Trustees, including a majority of Trustees who are not inter-ested persons, as defined in the Investment Company Act of 1940, of the Fund, who are not parties to the Distribution and Shareholder Service Agreement and who have no direct or indirect financial interest in the operation of the Plan.

  Unless terminated earlier as described below, the Plan and Agreement will continue in effect from year to year if approved annually by the Board of Trustees of the Fund, including a majority of the Trustees who are not parties to the Plan and Agreement (or have a direct or indirect financial interest in the operation thereof) and who are not interested persons of the Fund. The Plan may be terminated with respect to the Fund or a Portfolio at any time by
(1) a vote of a majority of the Trustees who are not interested persons of the Fund, who are not parties to the Distribution and Shareholder Service Agree-ment and who have no direct or indirect financial interest therein, or (2) by the vote of a majority of shareholders of that Portfolio. The Distribution and Shareholder Service Agreement may be terminated similarly without penalty upon 60 days written notice by either party and will automatically terminate if as-signed, as defined in the 1940 Act.

  For the year ended December 31, 1997, total 12b-1 fees paid by the Emerging Growth Portfolio to Oberweis Brokerage were $426,353. For that period ended December 31, 1997, Oberweis Brokerage paid the following amounts under the Rule 12b-1 Plan in the approximate amounts noted: $61,036 in sales promotion and literature expenses, $306,893 in service fees paid to brokers, $16,288 in salary expenses and employment services, $7,264 in telephone expenses, and $20,191 in professional fees. There was no reimbursement of out-of-pocket ex-penses for such period. For the year ended December 31, 1996, total 12b-1 fees paid by the Emerging Growth Portfolio to TCC, the Fund's Distributor during that period, were $451,700. For the year ended December 31, 1995, total 12b-1 fees paid by the Emerging Growth Portfolio to TCC and OAM were $404,963 and $173,556, respectively. During 1995, TCC was appointed by the Fund to act as the principal distributor of the Emerging Growth Portfolio's shares pursuant to a Distribution Agreement dated October 1, 1994 between the Fund and TCC and OAM was appointed by the Fund to act as the Emerging Growth Portfolio's pri-mary shareholder service agent pursuant to a Shareholder Service Agreement dated October 1, 1994 between the Fund and OAM. During that period, the Fund was authorized to pay an annual fee not to exceed .50% of the Emerging Growth Portfolio's average daily net assets for distribution and shareholder services provided to the Portfolio and from the total 12b-1 fees, TCC was paid fees for distribution services at an annual rate of .35% of the Portfolio's average daily net assets and OAM was paid fees for shareholder services at an annual rate of .15% of the Portfolio's average daily net assets.

  For the year ended December 31, 1997, total 12b-1 fees paid by the Micro-Cap Portfolio to Oberweis Brokerage were $95,480. For that period Oberweis Broker-age paid the following amounts under the Rule 12b-1 Plan in the approximate amounts noted: $14,935 in sales promotion and literature expense, $73,728 in service fees paid to brokers, $3,921 in salary expenses and employment servic-es, $1,704 in telephone expenses, and $4,381 in professional fees. There was no reimbursement of out-of-pocket expenses for such period. For the year ended December 31, 1996, total 12b-1 fees paid by the Micro-Cap Portfolio to TCC were $72,977.

  For the year ended December 31, 1997, total 12b-1 fees paid by the Mid-Cap Portfolio to Oberweis Brokerage were $16,617. For that period Oberweis Broker-age paid the following amounts under the Rule 12b-1 Plan in the approximate amounts noted: $2,401 in sales promotion and literature expense, $14,535 in service fees paid to brokers, $644 in salary expenses and employment services, $283 in telephone expenses, and $785 in professional fees. There was no reim-bursement of out-of-pocket expenses for such period. For the period September 15, 1996 through December 31, 1996, total 12b-1 fees paid by the Mid-Cap Port-folio to TCC were $5,254.

                       EXPENSES BORNE BY THE PORTFOLIOS

  Other than those expenses payable by OAM and/or Oberweis Brokerage, the Portfolios will pay all of their expenses, including the following:

    (a) Federal, state and local or other governmental agency taxes or fees levied against the Fund.

    (b) Costs, including the interest expense, of borrowing money.

    (c) Brokerage fees and commissions and other transaction costs in connection with the purchase or sale of portfolio securities for the Portfolios.

    (d) Fees and expenses of the Trustees other than those who are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund.

    (e) Expenses incident to holding meetings of the Fund's Shareholders, including proxy solicitations of the Fund or its Board of Trustees therefor, and meetings of the Board of Trustees and committees of the Board of Trustees.

    (f) Fees and expenses in connection with legal services rendered to the Fund, the Board of Trustees of the Fund and duly appointed committees of the Board of Trustees of the Fund, including fees and expenses of special counsel to those Trustees who are not interested persons of the Fund, and litigation.

    (g) Audit and accounting expenses of the independent auditors.

    (h) Custodian and transfer and dividend paying agent fees and expenses and shareholder service expenses.

    (i) Fees and expenses related to registering, qualifying and maintaining registration and qualification of the Fund and its Shares for distribution under federal, state and other laws.

    (j) Fees and expenses incident to the preparation and filing of reports with regulatory agencies.

    (k) Expenses of preparing, printing (including typesetting) and mailing prospectuses, shareholder reports, proxy materials and notices to shareholders of the Fund.

    (l) Premiums for trustee's and officer's liability insurance and insurance carried by the Fund pursuant to the requirements of Section 17(g) of the Investment Company Act of 1940, or otherwise required by law or deemed desirable by the Board of Trustees.

    (m) Fees and expenses incurred in connection with any investment company organization or trade association of which the Fund may be a member.

    (n) Costs and expenses incurred for promotion or advertising of the Fund's Shares, but only pursuant to a Plan duly adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 and to the extent that such Plan may from time to time provide.

    (o) Expenses related to issuance or redemption of the Portfolios' shares.

  For the fiscal year ended December 31, 1997, total expenses incurred by the Emerging Growth Portfolio, the Micro-Cap Portfolio and the Mid-Cap Portfolio were $2,463,162, $692,665 and $163,830, respectively, and the ratio of such total expenses to the Portfolio's average net asset value was 1.44%, 1.81% and 2.46%, respectively. Pursuant to the expense limitation, OAM was required to reimburse the Mid-Cap Portfolio in the amount of $30,892, resulting in net ex-penses of $132,938 and a net expense ratio of 2.00%.

                            PORTFOLIO TRANSACTIONS

  Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund's Portfolios are made by OAM. Actual portfolio turnover may vary considerably from year to year. However, in order to qualify as a "regu-lated investment company" under Subchapter M of the Internal Revenue Code, less than 30% of the Fund's gross income may be derived from the sale or other disposition of stock or securities held for less than three months.

  OAM is authorized to place orders for securities with various broker-deal-ers, including Oberweis Brokerage, subject to the requirements of applicable laws and regulations. OAM may place a significant portion of the Portfolios' agency orders with Oberweis Brokerage, as it believes by so doing a Portfolio is able to achieve more control over and better execution of its orders. Or-ders for securities transactions are placed by OAM with a view to obtaining the best combination of price and execution available. In seeking to achieve the best combination of price and execution, OAM attempts to evaluate the overall quality and reliability of the broker-dealers and the services provid-ed, including research services, general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition. However, the responsibility of OAM to attempt to obtain the best combination of price and execution does not obli-gate it to solicit a competitive bid for each transaction. Furthermore, under the Advisory Agreement, OAM is not obligated to seek the lowest available cost to the Portfolio, so long as it determines in good faith that the broker-deal-er's commission, spread or discount is reasonable in relation to the value of the execution and research services provided by such a broker-dealer to the Portfolio, or OAM when viewed in terms of that particular transaction or its overall responsibilities with respect to all of its clients, including the Portfolio, as to which it offers advice or exercises investment discretion.

  OAM, with the prior consent of the Fund's Trustees, may place orders with affiliated persons of OAM, Oberweis Brokerage or the Fund subject to (i) the provisions of Sections 10(f) and 17(e)(2) of the Investment Company Act of 1940 and Rules 10f-3 and 17e-1 thereunder, Rule 206(3)-2 under the Investment Advisers Act of 1940, Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T)(a)(2) thereunder and any other applicable laws or regulations, and (ii) procedures properly adopted by the Fund with respect thereto. The Fund has been advised by OAM that it may place orders for securities with Oberweis Brokerage, but only when it believes that the combination of price and execution are comparable to that of other broker-dealers. OAM, with the prior consent of the Fund's Trustees, may engage in agency cross transactions subject to (i) the provisions of Section 17(a) of the Investment Company Act of 1940 and Rule 17a-7 thereunder and other applicable laws or regulations,
(ii) the provisions of Section 206 of the Investment Advisers Act of 1940 and Rule 206(3)-2 thereunder, and (iii) procedures properly adopted by the Fund with respect thereto.

  OAM has agreed to furnish certain information quarterly to the Fund's Trust-ees to enable them to evaluate the quality of execution and cost of all orders executed by Oberweis Brokerage. The Fund requires that OAM, as investment ad-viser, record and furnish to the Fund quarterly the following information:

 (A) Exchange Transactions

  A listing showing for each transaction executed by Oberweis Brokerage for the Portfolios during the month, in time sequence, the date of the transac-tion, the price, the commission, the exchange where executed, the security and the number of shares.

 (B) Over-the-Counter Transactions

  A listing showing for each transaction executed by Oberweis Brokerage for the Portfolios during the month, in time sequence, the date of execution, the price, the best bid and ask at the time, the commission for the transaction, the security and the number of shares.

 (C) Transactions Through Other Brokers

  A list of all transactions during each quarter through other brokers, show-ing the price and commission for the transaction, and a summary of commission charges by all other brokers executing transactions for the Portfolios.

  A greater discount, spread or commission may be paid to non-affiliated bro-ker-dealers that provide research services, which research may be used by OAM in managing assets of its clients, including the Portfolios. Research services may include data or recommendations concerning particular securities as well as a wide variety of information concerning companies, industries, investment strategy and general economic, financial and political analysis and forecast-ing. In some instances, OAM may receive research, statistical and/or pricing services it might otherwise have had to perform itself. However, OAM cannot readily determine the extent to which net prices or commission rates charged by most broker-dealers reflect the value of its research, statistical and/or pricing services. As OAM is the principal source of information and advice to the Fund and is responsible for managing the investment and reinvestment of the Portfolios' assets and determining the securities to be purchased and sold, it is believed by the Fund's management to be in the interests of the Fund for OAM, in fulfilling its responsibilities to the Fund, to be authorized to receive and evaluate the research and information provided by other securi-ties brokers or dealers, and to compensate such brokers or dealers for their research and information services. Any such information received may be uti-lized by OAM for the benefit of its other accounts as well, in the same manner that the Fund might also benefit from information obtained by OAM in perform-ing services for its other accounts. Although it is believed that research services received directly or indirectly benefit all of OAM's accounts, the degree of benefit varies by account and is not directly related to the commis-sions or other remuneration paid by such account.

  OAM may also enter into written agreements with non-affiliated broker-deal-ers that provide it with research services or products whereby OAM agrees to pay the broker-dealer a fixed dollar amount for such services or products or, at the option of OAM, all or part of the fee may be offset by commissions on securities orders placed by OAM for its advisory accounts, including the Fund, with the broker-dealer at a pre-determined rate of commission dollars in lieu of cash. To the extent the commissions are insufficient to pay the amount owed to the broker-dealer, OAM would be obligated at the end of the contract period to pay the balance owed in cash.

  Transactions of the Portfolios in the over-the-counter market and the third market may be executed for the Portfolios by Oberweis Brokerage as agent with primary market makers acting as principal, except where OAM believes that bet-ter prices or execution may be obtained otherwise. Transactions with primary market makers reflect the spread between the bid and the ask prices. Occasion-ally, the Portfolios may make purchases of underwritten issues at prices which include underwriting discount fees.

  OAM may place orders with broker-dealers other than Oberweis Brokerage that sell shares of the Fund, provided the price and execution are reasonably be-lieved to be comparable with other nonaffiliated broker-dealers. OAM and the Fund's Board of Trustees review quarterly the Portfolios' brokerage transac-tions for execution and services furnished.

  For the year ended December 31, 1997, the total brokerage commissions paid by the Emerging Growth Portfolio was $324,335, of which 7% or $22,932, was paid to Oberweis Brokerage. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $175,019,521. Eight percent (8%), or $14,706,078, of the securities transac-tions on which the Portfolio paid brokerage commissions were effected through Oberweis Brokerage. The total amount of principal transactions of the Portfo-lio for the year ended December 31, 1997 for which no commission was incurred was $114,629,111.

  For the year ended December 31, 1996, the total brokerage commissions paid by the Emerging Growth Portfolio was $198,976, of which 6% or $11,773, was paid to TCC, the Fund's Distributor during that period. The total amount of securities transactions on which the Portfolio paid brokerage commissions dur-ing such period was $62,507,939. Eight percent (8%), or $4,832,694, of the securities transactions on which the Portfolio paid brokerage commissions were effected through TCC. The total amount of principal transactions of the Port-folio for the year ended December 31, 1996, for which no commission was incurred, was $187,935,883. For the year ended December 31, 1995, the total brokerage commissions paid by the Emerging Growth Portfolio was $167,622, of which 21% or $35,200, was paid to TCC. The total amount of securities transac-tions on which the Portfolio paid brokerage commissions during such period was $61,677,640. Thirty-one percent (31%), or $19,217,364, of the securities transactions on which the Portfolio paid brokerage commissions were effected through TCC. The total amount of principal transactions of the Portfolio for the year ended December 31, 1995, for which no commission was incurred, was $134,221,527.

  For the year ended December 31, 1997, the total brokerage commissions paid by the Micro-Cap Portfolio was $104,095, of which 2% or $2,187, was paid to Oberweis Brokerage. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $37,585,593. Three percent (3%), or $922,165, of the securities transactions on which the Portfo-lio paid brokerage commissions were effected through Oberweis Brokerage. The total amount of principal transactions of the Portfolio for the year ended De-cember 31, 1997 for which no commission was incurred was $33,518,813. For the year ended December 31, 1996, the total brokerage commissions paid by the Mi-cro-Cap Portfolio was $42,065, of which 4.0% or $1,695, was paid to TCC. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $12,872,463. Five percent (5%), or $668,820, of the securities transactions on which the Portfolio paid brokerage commissions were effected through TCC. The total amount of principal transac-tions of the Portfolio for the year ended December 31, 1996, for which no commission was incurred, was $53,097,245.

  For the year ended December 31, 1997, the total brokerage commissions paid by the Mid-Cap Portfolio was $17,339, of which 2% or $300, was paid to Oberweis Brokerage. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $10,738,002. Three percent (3%), or $288,744, of the securities transactions on which the Portfo-lio paid brokerage commissions were effected through Oberweis Brokerage. The total amount of principal transactions of the Portfolio for the year ended De-cember 31, 1997 for which no commission was incurred was $4,594,860. For the period September 15, 1996 through December 31, 1996, the total brokerage com-missions paid by the Mid-Cap Portfolio was $5,958, of which none was paid to TCC. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $5,260,537. The total amount of principal transactions of the Portfolio for the year ended December 31, 1996, for which no commission was incurred, was $2,721,374.

                           SHAREHOLDER VOTING RIGHTS

  Reference should be made to the Prospectus under the heading "General Infor-mation" for a description of certain shareholder rights and information concerning the shares of the Portfolios. As a general rule, the Fund is not required to and will not hold annual or other meetings of the shareholders. Special meetings of shareholders for actions requiring a shareholder vote may be requested in writing by holders of at least twenty-five percent (25%) (or ten percent (10%) if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the outstanding shares of the Fund or as may be required by applicable law. Under the Declaration of Trust, shareholders are entitled to vote in connection with following matters: (1) for the elec-tion or removal of Trustees if a meeting is called for such purpose; (2) with respect to the adoption of any contract for which approval is required by the Investment Company Act of 1940; (3) with respect to any termination or reorga-nization of the Portfolios to the extent and as provided in the Declaration of the Trust; (4) with respect to any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or the Portfolios, sup-plying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Fund as may be required by law, the Declaration of Trust, the By-Laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desir-able. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund (or any portfolio of the Fund) without shareholder ap-proval by notice to the shareholders. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his successor or until such Trustee sooner dies, resigns, retires or is removed by the majority vote of the shareholders or by the Trustees.

                             REDEMPTION OF SHARES

  Reference should be made to the Fund's Prospectus under the heading "How to Redeem Shares" for other information concerning redemption of the shares of a Portfolio. The Fund may suspend the right to redeem shares or postpone the date of payment for more than seven (7) days for any period during which: (a) the New York

Stock Exchange is closed, other than weekend and holiday closings, or the Secu-rities and Exchange Commission determines that trading on the New York Stock Exchange is restricted; (b) the Securities and Exchange Commission determines there is an emergency as a result of which it is not reasonably practical for a Portfolio to sell the investment securities or to calculate their Net Asset Value; or (c) the Securities and Exchange Commission permits such suspension for the protection of Portfolio's shareholders. In the case of a suspension of the right of redemption, a shareholder may either withdraw his request for re-demption or receive payment at the Net Asset Value of his shares existing after termination of the suspension.

  Although it is the Fund's present policy to make payment of redemption pro-ceeds in cash, if the Fund's Trustees determine it to be appropriate, redemption proceeds may be paid in whole or in part by a distribution in kind of securities held by the Portfolios, subject to the limitation that, pursuant to an election under Rule 18f-1 under the Investment Company Act of 1940, each Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio during any 90-day period for any one account. The value of such securities shall be determined as of the close of trading of the New York Stock Exchange on the business day on which the redemption is effective. In such circumstances, a shareholder might be re-quired to bear transaction costs to dispose of such securities.

                             SHAREHOLDER SERVICES

  The Fund's Prospectus under the headings "How to Purchase Shares," "How to Redeem Shares" and "Shareholder Services" describes information in addition to that set forth below. When a shareholder makes an initial investment in a Port-folio, a shareholder account is opened in accordance with the Fund's Account Application instructions. After each transaction for the account of a share-holder, confirmation of all deposits, purchases, reinvestments, redemptions, withdrawal payments, and other transactions in the shareholder's account will be forwarded to the shareholder.

  A Portfolio will generally not issue certificates for its shares, except that certificates for full amounts will be issued upon a shareholder's written request to the Transfer Agent. The investor will be the record owner of all shares in his account with full shareholder rights, irrespective of whether share certificates are issued. Certain of the functions performed by the Fund in connection with the operation of the accounts described above have been delegated by the Fund to its Transfer Agent.

  In addition to the purchase and redemption services described above, the Fund offers its shareholders the special accounts and services described in the Fund's Prospectus. Applications and information about any shareholder services may be obtained from OAM.

                       DETERMINATION OF NET ASSET VALUE

  See the Fund's Prospectus under the headings "How to Purchase Shares" and "Net Asset Value," for descriptions of certain details concerning the determi-nation of Net Asset Value. The Net Asset Value of the shares of the Portfolios are computed once daily, as of the later of the close of the New York Stock Ex-change or the Chicago Board Options Exchange, on each day the New York Stock Exchange is open for trading. All securities in the Portfolios other than op-tions are priced as of the close of trading on the New York Stock Exchange. The options in the Portfolios are priced as of the close of trading on the Chicago Board Options Exchange. The Net Asset Value per share is computed by dividing the value of the Portfolio's securities plus all other assets minus all liabil-ities by the total number of Portfolio shares outstanding. In valuing the Portfolio's securities, each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price prior to the close of the New York Stock Exchange, except for options which are based on the close of the Chicago Board Options Exchange. If there has been no sale on such day, the last reported bid price is used. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest bid price as of the close of the New York Stock Exchange determined on the basis of reasonable in-quiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair values as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repur-chase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.

                                     TAXES

  As stated in the Fund's Prospectus under the heading "Dividends, Distribu-tions and Tax Status" each of the Portfolios has elected to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that the Portfolio will not be liable for federal income taxes to the extent that its net investment income and net realized capital gains are currently distributed to its shareholders. Each of the Portfolios will qualify for this status as long as it: (a) derives at least 90% of its gross income from divi-dends, interest, gains from the sale or other distribution of securities or foreign currencies, and certain other investment income including gain from options, futures or forward contracts; (b) invests in securities that satisfy certain diversification requirements; and (c) distributes at least 90% of its net investment income and net short-term capital gains to its shareholders each year. A Portfolio may be limited in its options transactions in order to comply with these rules.

  Except for those shareholders exempt from federal income taxes, dividends and capital gains distributions are taxable to shareholders for purposes of the federal income tax, whether paid in cash or reinvested in additional shares of the Portfolio. Dividends from net investment income are taxable to non-exempt shareholders as ordinary income for federal income tax purposes. For corporate shareholders, such income dividends may be eligible for the de-duction for dividends received from domestic corporations. Distribution of long-term capital gains are taxable to non-exempt shareholders as long-term capital gains regardless of the length of time that such shareholders have owned shares in a Portfolio. Short-term capital gain distributions are taxable to non-exempt shareholders as ordinary income. Losses incurred by such share-holders on the redemption of shares of a Portfolio held six months or less will be treated as long-term capital losses to the extent of any capital gains distributions made by the Portfolio with respect to such shares. Shareholders will be notified annually as to the federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be sub-ject to state and local taxes.

  Income dividends are taxed as ordinary income at rates up to a maximum of 39.6% for individuals. Long-term capital gain distributions made to individual Shareholders are taxable at a maximum rate of 20% (for assets held by the Portfolio for more than 18 months) and 28% (for assets held by the Portfolio for more than one year but not more than 18 months). Long-term capital gain distributions made to corporate Shareholders are taxed at the same rate as or-dinary income.

  In order to avoid an excise tax on undistributed amounts, each Portfolio must declare, by the end of the calendar year, a dividend to shareholders of record that represents 98% of its net investment income for the calendar year plus 98% of its capital gain net income for the period from November 1 of the previous year through October 31 of the current year plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income for the one-year period ended October 31 of the prior calendar year, less any overdistribution in the prior calendar year. Each Portfolio intends to declare or distribute dividends during the appropriate periods in an amount sufficient to avoid the 4% excise tax.

  Options, short sales, financial futures contracts and foreign currency transactions entered into by a Portfolio are subject to special tax rules that may accelerate income, defer losses, cause adjustments to the holding period of securities, convert capital gain into ordinary income, and convert short-term capital loss into long-term capital loss. As a result, these rules could affect the amount, timing, and character of Portfolio distributions.

  Federal law requires the Fund to withhold 31% from dividends and/or redemp-tion proceeds (including from exchanges) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number (in the case of individuals, a social security number) or has not certified that withholding does not apply. Amounts withheld are applied to the shareholder's federal income tax liability and a refund may be obtained from the Internal Revenue Service if withholding results in over-payment of taxes. Federal law also requires the Fund to withhold the applicable tax treaty rate from dividends that are paid to certain nonresident alien, foreign partnership and foreign corporation shareholder accounts.

  The foregoing is a general and abbreviated summary of the applicable provi-sions of the Code and Treasury Regulations in effect on the date of the Fund's Prospectus and this Statement of Additional Information, which provisions are subject to change by legislative or administrative action. Investors are ad-vised to consult their own tax advisers regarding the tax consequences of an investment in the Portfolios. Shareholders are likewise advised to consult their own tax advisers regarding questions as to state or local taxes.

                  CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

  Average annual total return measures both the net investment income gener-ated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Portfolio. A Portfolio's av-erage annual total return quotation is computed in accordance with a standardized method prescribed by the rules of the Securities and Exchange Commission, as follows:

    P(1+T)n=ERV

    Where P=a hypothetical initial payment of $1,000

    T=average annual total return

    n=            number of years

    ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or 10-year period at the end of the one-, five-, or 10-year period (or fractional portion thereof)

                            ADDITIONAL INFORMATION

CUSTODIAN AND TRANSFER AGENT

  The Custodian for the Fund is Investors Fiduciary Trust Company, P.O. Box 419042, Kansas City, Missouri 64141, a national bank organized under the laws of the United States. The Fund has authorized the Custodian to deposit certain securities of the Portfolios in central depository systems as permitted by federal law. The Portfolios may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian. The Custodian is also the Fund's Transfer Agent and acts as dividend disbursing agent.

INDEPENDENT AUDITORS

  Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audits and reports on the Fund's annual financial statements, reviews certain regula-tory reports and prepares the Fund's income tax returns, and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund.

FINANCIAL STATEMENTS

  The audited statements of the Fund, including the notes thereto, contained in the Annual Report of the Fund for the fiscal year ended December 31, 1997, were filed with the Securities and Exchange Commission on February 23, 1998 and are incorporated herein by reference.

  Shareholders will receive the Fund's audited annual report and the unaudited semiannual report.

COUNSEL

  Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illi-nois 60601, is legal counsel to the Fund.

OTHER INFORMATION

  The Fund's Prospectus and this Statement of Additional Information omit cer-tain information contained in the Registration Statement, which the Fund has filed with the Securities and Exchange Commission under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the Secu-rities and Exchange Commission in Washington, D.C.